UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

September 28, 2004

Date of Report (Date of earliest event reported)

2-78335-NY

Commission File Number

-----------------------------------

NETTEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Florida, U.S.A.                                                                                                 65-0827278

(State or other jurisdiction of                                                                              (I.R.S. Employer

 incorporation or organization)                                                                           Identification No.)

610 SW Broadway Blvd., Suite 405, Portland, Oregon, 97205

(Address of principal executive offices)

(503) 222-6018

(Issuer's telephone number, including area code)

N/A

(Former name, former address and former fiscal year,

if changed since last report)

Item 1.01 Entry into a Material Definitive Agreement.

On September 28, 2004, we entered into a Standby Equity Distribution Agreement with Cornell Capital Partners, L.P.

Pursuant to the Standby Equity Distribution Agreement, we may, at our discretion, periodically sell to Cornell Capital Partners shares of our common stock for a total purchase price of up to $10,000,000. For each share of common stock purchased under the Standby Equity Distribution Agreement, Cornell Capital Partners will pay 98% of the lowest volume weighted average price of the common stock as quoted on Bloomberg LP during the five consecutive trading days immediately following the notice date.

We have agreed to pay Cornell Capital Partners, L.P. 5% of the proceeds that we receive under the Standby Equity Distribution Agreement. In addition, upon execution of the Standby Equity Distribution Agreement, we paid Cornell Capital Partners a commitment fee in the amount of $340,000, which was paid by the issuance of a convertible debenture in the principal amount of $340,000. The convertible debenture has a term of three years, accrues interest at 5% and is convertible into our common stock at a price per share of 100% of the lowest closing bid price for the three trading days immediately preceding the conversion date. Cornell Capital Partners may not convert the debenture for a number of shares of common stock in excess of that number of shares of common stock which, upon giving effect to such conversion, would cause the aggregate number of shares of common stock beneficially owned by the holder and its affiliates to exceed 4.99% of the outstanding shares of our common stock following such conversion.

We engaged Newbridge Securities Corporation, a registered broker-dealer, to advise us in connection with the Standby Equity Distribution Agreement. For its services, we agreed to issue Newbridge Securities Corporation shares of our common stock in an amount equal to $10,000 divided by the volume weighted average price of our common stock, as quoted on Bloomberg LP, on September 28, 2004.

We have agreed to prepare and file a registration statement under the Securities Act of 1933, as amended, that includes the shares of common stock issuable pursuant to the Standby Equity Distribution Agreement, the shares of common stock issuable pursuant to the $340,000 principal amount convertible debenture and the shares of common stock issuable to Newbridge Securities Corporation.  We cannot sell shares of common stock to Cornell Capital Partners, LP under the Standby Equity Distribution Agreement until such registration statement is declared effective by the Securities and Exchange Commission.

Item 2.03 Creation of a Direct Financial Obligation.

                See Item 1.01 above.

Item 3.02 Unregistered Sales of Equity Securities.

                See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

        (a)    Financial statements of business acquired.

                                Not applicable.

        (b)    Pro forma financial information.

                        Not applicable.

        (c)    Exhibits.

Exhibit Number	Description
4.1	Standby Equity Distribution Agreement, dated September 28, 2004, between Cornell Capital Partners, LP and Nettel Holdings, Inc.
4.2	Registration Rights Agreement, dated September 28, 2004, by and between Nettel Holdings, Inc. and Cornell Capital Partners, LP, in connection with the Standby Equity Distribution Agreement.
4.3	Escrow Agreement, dated September 28, 2004, by and between Nettel Holdings, Inc., Cornell Capital Partners, LP and Butler Gonzalez LLP, in connection with the Standby Equity Distribution Agreement.
4.4	Placement Agent Agreement, dated September 28, 2004, by and among Nettel Holdings, Inc., Newbridge Securities Corporation and Cornell Capital Partners, L.P.
4.5	$340,000 principal amount Compensation Debenture, due September 28, 2007, issued to Cornell Capital Partners, LP, in connection with the Standby Equity Distribution Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETTEL HOLDINGS, INC.

/s/ Michael Nguyen

Michael Nguyen

President

Date: October 1, 2004

Exhibit 4.1

STANDBY EQUITY DISTRIBUTION AGREEMENT

       THIS AGREEMENT dated as of the 28th day of September 2004 (the "Agreement") between CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "Investor"), and NETTEL HOLDINGS INC., a corporation organized and existing under the laws of the State of Florida (the "Company").

       WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase from the Company up to Ten Million U.S. Dollars($10,000,000) of the Company's common stock, par value $.001 per share (the "Common Stock"); and

       WHEREAS, such investments will be made in reliance upon the provisions of Regulation D ("Regulation D") of the Securities Act of 1933, as amended, and the regulations promulgated thereunder (the "Securities Act"), and or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder.

       WHEREAS, the Company has engaged Newbridge Securities Corporation(the "Placement Agent"), to act as the Company's exclusive placement agent in connection with the sale of the Company's Common Stock to the Investor hereunder pursuant to the Placement Agent Agreement dated the date hereof by and among the Company, the Placement Agent and the Investor (the "Placement Agent Agreement").

       NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I.

Certain Definitions

       Section 1.1    "Advance" shall mean the portion of the Commitment Amount requested by the Company in the Advance Notice.

       Section 1.2    "Advance Date" shall mean the date Butler Gonzalez LLP Escrow Account is in receipt of the funds from the Investor and Butler Gonzalez LLP, as the Investor's Counsel, is in possession of free trading shares from the Company and therefore an Advance by the Investor to the Company can be made and Butler Gonzalez LLP can release the free trading shares to the Investor. The Advance Date shall be the first (1st) Trading Day after expiration of the applicable Pricing Period for each Advance.

       Section 1.3    "Advance Notice" shall mean a written notice to the Investor setting forth the Advance amount that the Company requests from the Investor and the Advance Date.

       Section 1.4    "Advance Notice Date" shall mean each date the Company delivers to the Investor an Advance Notice requiring the Investor to advance funds to the Company, subject to the terms of this Agreement. No Advance Notice Date shall be less than seven (7) Trading Days after the prior Advance Notice Date.

       Section 1.5    "Bid Price" shall mean, on any date, the closing bid price (as reported by Bloomberg L.P.) of the Common Stock on the Principal Market or if the Common Stock is not traded on a Principal Market, the highest reported bid price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc.

       Section 1.6    "Closing" shall mean one of the closings of a purchase and sale of Common Stock pursuant to Section 2.3.

       Section 1.7    "Commitment Amount" shall mean the aggregate amount of up to Ten Million U.S. Dollars ($10,000,000) which the Investor has agreed to provide to the Company in order to purchase the Company's Common Stock pursuant to the terms and conditions of this Agreement.

       Section 1.8    "Commitment Period" shall mean the period commencing on the earlier to occur of (i) the Effective Date, or (ii) such earlier date as the Company and the Investor may mutually agree in writing, and expiring on the earliest to occur of (x) the date on which the Investor shall have made payment of Advances pursuant to this Agreement in the aggregate amount of Ten Million U.S. Dollars ($10,000,000) , (y) the date this Agreement is terminated pursuant to Section 2.5, or (z) the date occurring twenty-four (24) months after the Effective Date.

       Section 1.9    "Common Stock" shall mean the Company's common stock, par value $.001 per share.

       Section 1.10    "Condition Satisfaction Date" shall have the meaning set forth in Section7.2.

       Section 1.11    "Damages" shall mean any loss, claim, damage, liability, costs and expenses (including, without limitation, reasonable attorney's fees and disbursements and costs and expenses of expert witnesses and investigation).

       Section 1.12    "Effective Date" shall mean the date on which the SEC first declares effective a Registration Statement registering the resale of the Registrable Securities as set forth in Section 7.2(a).

       Section 1.13    "Escrow Agreement" shall mean the escrow agreement among the Company, the Investor, and Butler Gonzalez LLP, dated the date hereof.

       Section 1.14    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

       Section 1.15    "Material Adverse Effect" shall mean any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement or the Registration Rights Agreement in any material respect.

       Section 1.16    "Market Price" shall mean the lowest VWAP of the Common Stock during the Pricing Period.

       Section 1.17    "Maximum Advance Amount" shall be Two Hundred Fifty Thousand U.S. Dollars(US$250,000) per Advance Notice.

       Section 1.18    "NASD" shall mean the National Association of Securities Dealers, Inc.

       Section 1.19    "Person" shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

       Section 1.20    "Placement Agent" shall mean Newbridge Securities Corporation, a registered broker-dealer.

       Section 1.21    "Pricing Period" shall mean the five (5) consecutive Trading Days after the Advance Notice Date.

       Section 1.22    "Principal Market" shall mean the Nasdaq National Market, the Nasdaq SmallCap Market, the American Stock Exchange, the OTC Bulletin Board or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

       Section 1.23    "Purchase Price" shall be set at ninety eight percent (98%) of the Market Price during the Pricing Period.

       Section 1.24    "Registrable Securities" shall mean the shares of Common Stock to be issued hereunder (i) in respect of which the Registration Statement has not been declared effective by the SEC, (ii) which have not been sold under circumstances meeting all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") or (iii) which have not been otherwise transferred to a holder who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend.

       Section 1.25    "Registration Rights Agreement" shall mean the Registration Rights Agreement dated the date hereof, regarding the filing of the Registration Statement for the resale of the Registrable Securities, entered into between the Company and the Investor.

       Section 1.26    "Registration Statement" shall mean a registration statement on Form S-1 or SB-2 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the resale of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement and the Registration Rights Agreement, and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investor of the Registrable Securities under the Securities Act.

       Section 1.27    "Regulation D" shall have the meaning set forth in the recitals of this Agreement.

       Section 1.28    "SEC" shall mean the Securities and Exchange Commission.

       Section 1.29    "Securities Act" shall have the meaning set forth in the recitals of this Agreement.

       Section 1.30    "SEC Documents" shall mean Annual Reports on Form 10-KSB, Quarterly Reports on Form 10-QSB, Current Reports on Form 8-K and Proxy Statements of the Company as supplemented to the date hereof, filed by the Company for a period of at least twelve (12) months immediately preceding the date hereof or the Advance Date, as the case may be, until such time as the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

       Section 1.31    "Trading Day" shall mean any day during which the New York Stock Exchange shall be open for business.

       Section 1.32    "VWAP" shall mean the volume weighted average price of the Company's common stock as quoted by Bloomberg, LP.

ARTICLE II.

Advances

       Section 2.1    Investments.

Advances. Upon the terms and conditions set forth herein (including, without limitation, the provisions of Article VII hereof), on any Advance Notice Date the Company may request an Advance by the Investor by the delivery of an Advance Notice. The number of shares of Common Stock that the Investor shall receive for each Advance shall be determined by dividing the amount of the Advance by the Purchase Price. No fractional shares shall be issued. Fractional shares shall be rounded to the next higher whole number of shares. The aggregate maximum amount of all Advances that the Investor shall be obligated to make under this Agreement shall not exceed the Commitment Amount.

       Section 2.2    Mechanics.

                (a)    Advance Notice. At any time during the Commitment Period, the Company may deliver an Advance Notice to the Investor, subject to the conditions set forth in Section7.2; provided, however, the amount for each Advance as designated by the Company in the applicable Advance Notice, shall not be more than the Maximum Advance Amount. The aggregate amount of the Advances pursuant to this Agreement shall not exceed the Commitment Amount. The Company acknowledges that the Investor may sell shares of the Company's Common Stock corresponding with a particular Advance Notice on the day the Advance Notice is received by the Investor. There shall be a minimum of seven (7) Trading Days between each Advance Notice Date.

                (b)    Date of Delivery of Advance Notice. An Advance Notice shall be deemed delivered on (i) the Trading Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 12:00 noon Eastern Time, or (ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 12:00 noon Eastern Time on a Trading Day or at any time on a day which is not a Trading Day. No Advance Notice may be deemed delivered on a day that is not a Trading Day.

                (c)    Pre-Closing Share Credit. Within two (2) business days after the Advance Notice Date, the Company shall credit shares of the Company's Common Stock to the Investor's counsel's balance account with The Depository Trust Company through its Deposit Withdrawal At Custodian system, in an amount equal to the amount of the requested Advance divided by the closing Bid Price of the Company's Common Stock as of the Advance Notice Date multiplied by one point one (1.1). Any adjustments to the number of shares to be delivered to the Investor at the Closing as a result of fluctuations in the closing Bid Price of the Company's Common Stock shall be made as of the date of the Closing. Any excess shares shall be credited to the next Advance. In no event shall the number of shares issuable to the Investor pursuant to an Advance cause the Investor to own in excess of nine and 9/10 percent (9.9%) of the then outstanding Common Stock of the Company.

                (d)    Hardship. In the event the Investor sells the Company's Common Stock pursuant to subsection (c) above and the Company fails to perform its obligations as mandated in Section 2.5 and 2.2 (c), and specifically fails to provide the Investor with the shares of Common Stock for the applicable Advance, the Company acknowledges that the Investor shall suffer financial hardship and therefore shall be liable for any and all losses, commissions, fees, or financial hardship caused to the Investor.

       Section 2.3    Closings. On each Advance Date, which shall be the first (1st) Trading Day after expiration of the applicable Pricing Period for each Advance, (i) the Company shall deliver to the Investor's Counsel, as defined pursuant to the Escrow Agreement, shares of the Company's Common Stock, representing the amount of the Advance by the Investor pursuant to Section 2.1 herein, registered in the name of the Investor which shall be delivered to the Investor, or otherwise in accordance with the Escrow Agreement and (ii) the Investor shall deliver to Butler Gonzalez LLP (the "Escrow Agent") the amount of the Advance specified in the Advance Notice by wire transfer of immediately available funds which shall be delivered to the Company, or otherwise in accordance with the Escrow Agreement. In addition, on or prior to the Advance Date, each of the Company and the Investor shall deliver to the other through the Investor's Counsel, all documents, instruments and writings required to be delivered by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein. Payment of funds to the Company and delivery of the Company's Common Stock to the Investor shall occur in accordance with the conditions set forth above and those contained in the Escrow Agreement; provided, however, that to the extent the Company has not paid the fees, expenses, and disbursements of the Investor or the Investor's counsel in accordance with Section 12.4, the amount of such fees, expenses, and disbursements may be deducted by the Investor (and shall be paid to the relevant party) from the amount of the Advance with no reduction in the amount of shares of the Company's Common Stock to be delivered on such Advance Date.

       Section 2.4    Termination of Investment. The obligation of the Investor to make an Advance to the Company pursuant to this Agreement shall terminate permanently (including with respect to an Advance Date that has not yet occurred) in the event that (i) there shall occur any stop order or suspension of the effectiveness of the Registration Statement for an aggregate of fifty (50) Trading Days, other than due to the acts of the Investor, during the Commitment Period, and (ii) the Company shall at any time fail materially to comply with the requirements of Article VI and such failure is not cured within thirty (30) days after receipt of written notice from the Investor, provided, however, that this termination provision shall not apply to any period commencing upon the filing of a post-effective amendment to such Registration Statement and ending upon the date on which such post effective amendment is declared effective by the SEC.

       Section 2.5    Agreement to Advance Funds.

                (a)    The Investor agrees to advance the amount specified in the Advance Notice to the Company after the completion of each of the following conditions and the other conditions set forth in this Agreement:

                                 (i)     the execution and delivery by the Company, and the Investor, of this Agreement and the Exhibits hereto;

                                 (ii)    Investor's Counsel shall have received the shares of Common Stock applicable to the Advance in accordance with Section 2.2(c) hereof;

                                 (iii)   the Company's Registration Statement with respect to the resale of the Registrable Securities in accordance with the terms of the Registration Rights Agreement shall have been declared effective by the SEC;

                                 (iv)   the Company shall have obtained all material permits and qualifications required by any applicable state for the offer and sale of the Registrable Securities, or shall have the availability of exemptions therefrom. The sale and issuance of the Registrable Securities shall be legally permitted by all laws and regulations to which the Company is subject;

                                 (v)    the Company shall have filed with the Commission in a timely manner all reports, notices and other documents required of a "reporting company" under the Exchange Act and applicable Commission regulations;

                                  (vi)   the fees as set forth in Section 12.4 below shall have been paid or can be withheld as provided in Section 2.3; and

                                  (vii)  the conditions set forth in Section 7.2 shall have been satisfied.

       Section 2.6    Lock Up Period.

                                    (i)    During the Commitment Period, the Company shall not issue or sell (i) any Common Stock or Preferred Stock without consideration or for a consideration per share less than the Bid Price on the date of issuance or (ii)issue or sell any warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than the Bid Price on the date of issuance.

                                     (ii)  On the date hereof, the Company shall obtain from each officer and director a lock-up agreement, as defined below, in the form annexed hereto as Schedule2.6 agreeing to only sell in compliance with the volume limitation of Rule 144.

ARTICLE III.

Representations and Warranties of Investor

       Investor hereby represents and warrants to, and agrees with, the Company that the following are true and as of the date hereof and as of each Advance Date:

        Section 3.1    Organization and Authorization. The Investor is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite power and authority to purchase and hold the securities issuable hereunder. The decision to invest and the execution and delivery of this Agreement by such Investor, the performance by such Investor of its obligations hereunder and the consummation by such Investor of the transactions contemplated hereby have been duly authorized and requires no other proceedings on the part of the Investor. The undersigned has the right, power and authority to execute and deliver this Agreement and all other instruments (including, without limitations, the Registration Rights Agreement), on behalf of the Investor. This Agreement has been duly executed and delivered by the Investor and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms.

       Section 3.2    Evaluation of Risks. The Investor has such knowledge and experience in financial tax and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Company and of protecting its interests in connection with this transaction. It recognizes that its investment in the Company involves a high degree of risk.

       Section 3.3    No Legal Advice From the Company. The Investor acknowledges that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel and investment and tax advisors. The Investor is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

       Section 3.4    Investment Purpose. The securities are being purchased by the Investor for its own account, for investment and without any view to the distribution, assignment or resale to others or fractionalization in whole or in part. The Investor agrees not to assign or in any way transfer the Investor's rights to the securities or any interest therein and acknowledges that the Company will not recognize any purported assignment or transfer except in accordance with applicable Federal and state securities laws. No other person has or will have a direct or indirect beneficial interest in the securities. The Investor agrees not to sell, hypothecate or otherwise transfer the Investor's securities unless the securities are registered under Federal and applicable state securities laws or unless, in the opinion of counsel satisfactory to the Company, an exemption from such laws is available.

       Section 3.5    Accredited Investor. The Investor is an "Accredited Investor" as that term is defined in Rule 501(a)(3) of Regulation D of the Securities Act.

       Section 3.6    Information. The Investor and its advisors (and its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information it deemed material to making an informed investment decision. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries nor any other due diligence investigations conducted by such Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor's right to rely on the Company's representations and warranties contained in this Agreement. The Investor understands that its investment involves a high degree of risk. The Investor is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables such Investor to obtain information from the Company in order to evaluate the merits and risks of this investment. The Investor has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to this transaction.

       Section 3.7    Receipt of Documents. The Investor and its counsel have received and read in their entirety: (i) this Agreement and the Exhibits annexed hereto; (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants; (iii) the Company's Form 10-KSB for the year ended year ended December 31, 2003 and Form 10-QSB for the period ended June 30, 2004; and (iv)answers to all questions the Investor submitted to the Company regarding an investment in the Company; and the Investor has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

       Section 3.8    Registration Rights Agreement and Escrow Agreement. The parties have entered into the Registration Rights Agreement and the Escrow Agreement, each dated the date hereof.

       Section 3.9    No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the shares of Common Stock offered hereby.

       Section 3.10      Not an Affiliate. The Investor is not an officer, director or a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the Company or any "Affiliate" of the Company (as that term is defined in Rule 405 of the Securities Act). Neither the Investor nor its Affiliates has an open short position in the Common Stock of the Company, and the Investor agrees that it will not, and that it will cause its Affiliates not to, engage in any short sales of or hedging transactions with respect to the Common Stock, provided that the Company acknowledges and agrees that upon receipt of an Advance Notice the Investor will sell the Shares to be issued to the Investor pursuant to the Advance Notice, even if the Shares have not been delivered to the Investor.

       Section 3.11    Trading Activities. The Investor's trading activities with respect to the Company's Common Stock shall be in compliance with all applicable federal and state securities laws, rules and regulations and the rules and regulations of the Principal Market on which the Company's Common Stock is listed or traded. Neither the Investor nor its affiliates has an open short position in the Common Stock of the Company and, except as set forth below, the Investor shall not and will cause its affiliates not to engage in any short sale as defined in any applicable SEC or National Association of Securities Dealers rules on any hedging transactions with respect to the Common Stock. Without limiting the foregoing, the Investor agrees not to engage in any naked short transactions in excess of the amount of shares owned (or an offsetting long position) during the Commitment Period. The Investor shall be entitled to sell Common Stock during the applicable Pricing Period.

ARTICLE IV.

Representations and Warranties of the Company

       Except as stated below, on the disclosure schedules attached hereto or in the SEC Documents (as defined herein), the Company hereby represents and warrants to, and covenants with, the Investor that the following are true and correct as of the date hereof:

       Section 4.1    Organization and Qualification. The Company is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite power and authority corporate power to own its properties and to carry on its business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

       Section 4.2    Authorization, Enforcement, Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Placement Agent Agreement and any related agreements, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Placement Agent Agreement and any related agreements by the Company and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii)this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Placement Agent Agreement and any related agreements have been duly executed and delivered by the Company, (iv) this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Placement Agent Agreement and assuming the execution and delivery thereof and acceptance by the Investor and any related agreements constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

       Section 4.3    Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 250,000,000 shares of Common Stock, par value $.001 per share and 1,000 shares of Preferred Stock of which 22,513,666 shares of Common Stock and 1,000 shares of Preferred Stock were issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. Except as disclosed in the SEC Documents, no shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed in the SEC Documents, as of the date hereof, (i)there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities (iii)there are no outstanding registration statements other than on Form S-8 and (iv) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except pursuant to the Registration Rights Agreement). There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by this Agreement or any related agreement or the consummation of the transactions described herein or therein. The Company has furnished to the Investor true and correct copies of the Company's Articles of Incorporation, as amended and as in effect on the date hereof (the "Articles of Incorporation"), and the Company's By-laws, as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

       Section 4.4    No Conflict. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Articles of Incorporation, any certificate of designations of any outstanding series of preferred stock of the Company or By-laws or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market on which the Common Stock is quoted) applicable to the Company or any of its subsidiaries or by which any material property or asset of the Company or any of its subsidiaries is bound or affected and which would cause a Material Adverse Effect. Except as disclosed in the SEC Documents, neither the Company nor its subsidiaries is in violation of any term of or in default under its Articles of Incorporation or By-laws or their organizational charter or by-laws, respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries. The business of the Company and its subsidiaries is not being conducted in violation of any material law, ordinance, regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Registration Rights Agreement in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any fact or circumstance which might give rise to any of the foregoing.

       Section 4.5    SEC Documents; Financial Statements. Since May 23, 2003, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under of the Exchange Act. The Company has delivered to the Investor or its representatives, or made available through the SEC's website at http://www.sec.gov, true and complete copies of the SEC Documents. As of their respective dates, the financial statements of the Company disclosed in the SEC Documents (the "Financial Statements") complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and, fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Investor which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

       Section 4.6    10b-5. The SEC Documents do not include any untrue statements of material fact, nor do they omit to state any material fact required to be stated therein necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

       Section 4.7    No Default. Except as disclosed in the SEC Documents, the Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it is or its property is bound and neither the execution, nor the delivery by the Company, nor the performance by the Company of its obligations under this Agreement or any of the exhibits or attachments hereto will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under its Articles of Incorporation, By-Laws, any material indenture, mortgage, deed of trust or other material agreement applicable to the Company or instrument to which the Company is a party or by which it is bound, or any statute, or any decree, judgment, order, rules or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, in each case which default, lien or charge is likely to cause a Material Adverse Effect on the Company's business or financial condition.

       Section 4.8    Absence of Events of Default. Except for matters described in the SEC Documents and/or this Agreement, no Event of Default, as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (as so defined), has occurred and is continuing, which would have a Material Adverse Effect on the Company's business, properties, prospects, financial condition or results of operations.

       Section 4.9    Intellectual Property Rights. The Company and its subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, and, to the knowledge of the Company, there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

       Section 4.10    Employee Relations. Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. None of the Company's or its subsidiaries' employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.

       Section 4.11    Environmental Laws. The Company and its subsidiaries are (i) in compliance with any and all applicable material foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

       Section 4.12    Title. Except as set forth in the SEC Documents, the Company has good and marketable title to its properties and material assets owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

       Section 4.13    Insurance. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

       Section 4.14    Regulatory Permits. The Company and its subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

       Section 4.15    Internal Accounting Controls. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

       Section 4.16    No Material Adverse Breaches, etc. Except as set forth in the SEC Documents, neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries. Except as set forth in the SEC Documents, neither the Company nor any of its subsidiaries is in breach of any contract or agreement which breach, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries.

       Section 4.17    Absence of Litigation. Except as set forth in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or finding would (i) have a Material Adverse Effect on the transactions contemplated hereby (ii) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein, or (iii) except as expressly disclosed in the SEC Documents, have a Material Adverse Effect on the business, operations, properties, financial condition or results of operation of the Company and its subsidiaries taken as a whole.

       Section 4.18    Subsidiaries. Except as disclosed in the SEC Documents, the Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity.

       Section 4.19    Tax Status. Except as disclosed in the SEC Documents, the Company and each of its subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

       Section 4.20    Certain Transactions. Except as set forth in the SEC Documents none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

       Section 4.21    Fees and Rights of First Refusal. The Company is not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.

       Section 4.22    Use of Proceeds. The Company represents that the net proceeds from this offering will be used for general corporate purposes. However, in no event shall the net proceeds from this offering be used by the Company for the payment (or loaned to any such person for the payment) of any judgment, or other liability, incurred by any executive officer, officer, director or employee of the Company, except for any liability owed to such person for services rendered, or if any judgment or other liability is incurred by such person originating from services rendered to the Company, or the Company has indemnified such person from liability.

       Section 4.23    Further Representation and Warranties of the Company. For so long as any securities issuable hereunder held by the Investor remain outstanding, the Company acknowledges, represents, warrants and agrees that it will maintain the listing of its Common Stock on the Principal Market.

       Section 4.24    Opinion of Counsel. Investor shall receive an opinion letter from Sichenzia Ross Friedman Ference LLP, counsel to the Company, on the date hereof.

       Section 4.25    Opinion of Counsel. The Company will obtain for the Investor, at the Company's expense, any and all opinions of counsel which may be reasonably required in order to sell the securities issuable hereunder without restriction.

       Section 4.26    Dilution. The Company is aware and acknowledges that issuance of shares of the Company's Common Stock could cause dilution to existing shareholders and could significantly increase the outstanding number of shares of Common Stock.

ARTICLE V.

Indemnification

       The Investor and the Company represent to the other the following with respect to itself:

       Section 5.1    Indemnification.

                    (a)    In consideration of the Investor's execution and delivery of this Agreement, and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Investor, and all of its officers, directors, partners, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Investor Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Investor Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by the Investor Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Investor Indemnitee not arising out of any action or inaction of an Investor Indemnitee, and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Investor Indemnitees. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

                    (b)    In consideration of the Company's execution and delivery of this Agreement, and in addition to all of the Investor's other obligations under this Agreement, the Investor shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, shareholders, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Company Indemnitees") from and against any and all Indemnified Liabilities incurred by the Company Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Investor in this Agreement, the Registration Rights Agreement, or any instrument or document contemplated hereby or thereby executed by the Investor, (b) any breach of any covenant, agreement or obligation of the Investor(s) contained in this Agreement, the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by the Investor, or (c) any cause of action, suit or claim brought or made against such Company Indemnitee based on misrepresentations or due to a breach by the Investor and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Company Indemnitees. To the extent that the foregoing undertaking by the Investor may be unenforceable for any reason, the Investor shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

                    (c)    The obligations of the parties to indemnify or make contribution under this Section 5.1 shall survive termination.

ARTICLE VI.

Covenants of the Company

       Section 6.1    Registration Rights. The Company shall cause the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof.

       Section 6.2    Listing of Common Stock. The Company shall maintain the Common Stock's authorization for quotation on the National Association of Securities Dealers Inc.'s Over the Counter Bulletin Board.

       Section 6.3    Exchange Act Registration. The Company will cause its Common Stock to continue to be registered under Section 12(g) of the Exchange Act, will file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act and will not take any action or file any document (whether or not permitted by Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Exchange Act.

       Section 6.4    Transfer Agent Instructions. Not later than two(2) business days after each Advance Notice Date and prior to each Closing and the effectiveness of the Registration Statement and resale of the Common Stock by the Investor, the Company will deliver instructions to its transfer agent to issue shares of Common Stock free of restrictive legends.

       Section 6.5    Corporate Existence. The Company will take all steps necessary to preserve and continue the corporate existence of the Company.

       Section 6.6    Notice of Certain Events Affecting Registration; Suspension of Right to Make an Advance. The Company will immediately notify the Investor upon its becoming aware of the occurrence of any of the following events in respect of a registration statement or related prospectus relating to an offering of Registrable Securities: (i) receipt of any request for additional information by the SEC or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the registration statement or related prospectus; (ii) the issuance by the SEC or any other Federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related prospectus of any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate; and the Company will promptly make available to the Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to the Investor any Advance Notice during the continuation of any of the foregoing events.

       Section 6.7    Expectations Regarding Advance Notices. Within ten (10) days after the commencement of each calendar quarter occurring subsequent to the commencement of the Commitment Period, the Company must notify the Investor, in writing, as to its reasonable expectations as to the dollar amount it intends to raise during such calendar quarter, if any, through the issuance of Advance Notices. Such notification shall constitute only the Company's good faith estimate and shall in no way obligate the Company to raise such amount, or any amount, or otherwise limit its ability to deliver Advance Notices. The failure by the Company to comply with this provision can be cured by the Company's notifying the Investor, in writing, at any time as to its reasonable expectations with respect to the current calendar quarter.

       Section 6.8     Restriction on Sale of Capital Stock. During the Commitment Period, the Company shall not issue or sell (i) any Common Stock or Preferred Stock without consideration or for a consideration per share less than the bid price of the Common Stock determined immediately prior to its issuance, (ii)issue or sell any Preferred Stock warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock's Bid Price determined immediately prior to its issuance, or (iii) file any registration statement on Form S-8 that registers more than two million five hundred thousand (2,500,000) shares of Common Stock. Notwithstanding the foregoing in the event the Company intends to file any registration statement on Form S-8 that registers two million five hundred thousand (2,500,000) or fewer shares of Common Stock the Company must provide the Investor fifteen (15) business days prior written notice.

       Section 6.9    Consolidation; Merger. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all the assets of the Company to another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to the Investor such shares of stock and/or securities as the Investor is entitled to receive pursuant to this Agreement.

       Section 6.10    Issuance of the Company's Common Stock. The sale of the shares of Common Stock shall be made in accordance with the provisions and requirements of RegulationD and any applicable state securities law.

ARTICLE VII.

Conditions for Advance and Conditions to Closing

       Section 7.1    Conditions Precedent to the Obligations of the Company. The obligation hereunder of the Company to issue and sell the shares of Common Stock to the Investor incident to each Closing is subject to the satisfaction, or waiver by the Company, at or before each such Closing, of each of the conditions set forth below.

            (a)    Accuracy of the Investor's Representations and Warranties. The representations and warranties of the Investor shall be true and correct in all material respects.

            (b)    Performance by the Investor. The Investor shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Investor at or prior to such Closing.

       Section 7.2    Conditions Precedent to the Right of the Company to Deliver an Advance Notice and the Obligation of the Investor to Purchase Shares of Common Stock. The right of the Company to deliver an Advance Notice and the obligation of the Investor hereunder to acquire and pay for shares of the Company's Common Stock incident to a Closing is subject to the fulfillment by the Company, on (i) the date of delivery of such Advance Notice and (ii)the applicable Advance Date (each a "Condition Satisfaction Date"), of each of the following conditions:

            (a)    Registration of the Common Stock with the SEC. The Company shall have filed with the SEC a Registration Statement with respect to the resale of the Registrable Securities in accordance with the terms of the Registration Rights Agreement. As set forth in the Registration Rights Agreement, the Registration Statement shall have previously become effective and shall remain effective on each Condition Satisfaction Date and (i) neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and the Investor is reasonably satisfied that the SEC no longer is considering or intends to take such action), and (ii) no other suspension of the use or withdrawal of the effectiveness of the Registration Statement or related prospectus shall exist. The Registration Statement must have been declared effective by the SEC prior to the first Advance Notice Date.

            (b)    Authority. The Company shall have obtained all permits and qualifications required by any applicable state in accordance with the Registration Rights Agreement for the offer and sale of the shares of Common Stock, or shall have the availability of exemptions therefrom. The sale and issuance of the shares of Common Stock shall be legally permitted by all laws and regulations to which the Company is subject.

            (c)    Fundamental Changes. There shall not exist any fundamental changes to the information set forth in the Registration Statement which would require the Company to file a post-effective amendment to the Registration Statement.

            (d)    Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement (including, without limitation, the conditions specified in Section2.5 hereof) and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

            (e)    No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly and adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

            (f)    No Suspension of Trading in or Delisting of Common Stock. The trading of the Common Stock is not suspended by the SEC or the Principal Market (if the Common Stock is traded on a Principal Market). The issuance of shares of Common Stock with respect to the applicable Closing, if any, shall not violate the shareholder approval requirements of the Principal Market (if the Common Stock is traded on a Principal Market). The Company shall not have received any notice threatening the continued listing of the Common Stock on the Principal Market (if the Common Stock is traded on a Principal Market).

            (g)    Maximum Advance Amount. The amount of an Advance requested by the Company shall not exceed the Maximum Advance Amount. In addition, in no event shall the number of shares issuable to the Investor pursuant to an Advance cause the Investor to own in excess of nine and 9/10 percent (9.9%) of the then outstanding Common Stock of the Company.

            (h)    No Knowledge. The Company has no knowledge of any event which would be more likely than not to have the effect of causing such Registration Statement to be suspended or otherwise ineffective.

            (i)    Other. On each Condition Satisfaction Date, the Investor shall have received the certificate executed by an officer of the Company in the form of Exhibit A attached hereto.

ARTICLE VIII.

Due Diligence Review; Non-Disclosure of Non-Public Information

       Section 8.1    Due Diligence Review. Prior to the filing of the Registration Statement the Company shall make available for inspection and review by the Investor, its advisors and representatives, and any underwriter participating in any disposition of the Registrable Securities on behalf of the Investor pursuant to the Registration Statement, any such registration statement or amendment or supplement thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by the Investor or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investor and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

       Section 8.2    Non-Disclosure of Non-Public Information.

            (a)    The Company shall not disclose non-public information to the Investor, its advisors, or its representatives, unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Investor's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Investor.

            (b)    Nothing herein shall require the Company to disclose non-public information to the Investor or its advisors or representatives, and the Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Investor and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 8.2 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

ARTICLE IX

Choice of Law/Jurisdiction

       Section 9.1    Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Florida without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in Hudson County, New Jersey, and expressly consent to the jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County, New Jersey and the United States District Court of New Jersey, sitting in Newark, New Jersey, for the adjudication of any civil action asserted pursuant to this paragraph.

ARTICLE X.

Assignment; Termination

       Section 10.1    Assignment. Neither this Agreement nor any rights of the Company hereunder may be assigned to any other Person.

       Section 10.2    Termination. The obligations of the Investor to make Advances under Article II hereof shall terminate twenty-four (24) months after the Effective Date.

ARTICLE XI.

Notices

       Section 11.1    Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested; (iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:

                                                                Nettel Holdings Inc.

                                                                610 S.W. Broadway Avenue, Suite 405

                                                                Portland, OR 97205

                                                                Attention: Michael Nguyen

                                                                Telephone: (360) 909-6795

                                                                Facsimile: (503) 296-5606

With a copy to:

                                                                Sichenzia Ross Friedman Ference LLP

                                                                1065 Avenue of the Americas, 21st Floor

                                                                New York, NY 10018

                                                                Attention: Gregory Sichenzia, Esq.

                                                                Telephone: (212) 930-9700

                                                                Facsimile: (212) 930-9725

If to the Investor(s):

                                                                Cornell Capital Partners, LP

                                                                101 Hudson Street -Suite 3700

                                                                Jersey City, NJ 07302

                                                Attention: Mark Angelo

                                                                                    Portfolio Manager

                                                                Telephone:  (201) 985-8300

                                                                Facsimile:     (201) 985-8266

With a Copy to:

                                                                Butler Gonzalez LLP

                                                                1416 Morris Avenue - Suite 207

                                                                Union, NJ 07083

                                                                Attention:    David Gonzalez, Esq.

                                                                Telephone:  (908) 810-8588

                                                                Facsimile:     (908) 810-0973

Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

ARTICLE XII.

Miscellaneous

       Section 12.1    Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof, though failure to deliver such copies shall not affect the validity of this Agreement.

       Section 12.2    Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

       Section 12.3    Reporting Entity for the Common Stock. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

       Section 12.4    Fees and Expenses. The Company hereby agrees to pay the following fees:

            (a)    Legal Fees. Each of the parties shall pay its own fees and expenses(including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, except that upon the execution of this Agreement the Company will pay Fifteen Thousand Dollars($15,000) to Butler Gonzalez LLP for legal, administrative, and escrow fees. Subsequently on each advance date, the Company will pay Butler Gonzalez LLP, the sum of Five Hundred Dollars($500) for legal, administrative and escrow directly out the proceeds of any Advances hereunder.

            (b)    Commitment Fees.

                         (i)    On each Advance Date the Company shall pay to the Investor, directly from the gross proceeds held in escrow, an amount equal to five percent (5%) of the amount of each Advance. The Company hereby agrees that if such payment, as is described above, is not made by the Company on the Advance Date, such payment will be made at the direction of the Investor as outlined and mandated by Section 2.3 of this Agreement.

                         (ii)    Upon the execution of this Agreement the Company shall pay to the Investor a Commitment Fee in an amount equal to Three Hundred Forty Thousand Dollars($340,000), which shall be paid by the issuance of a convertible debenture in such amount and in accordance with the terms of the debenture dated the date hereof (the "Compensation Debenture"). As more fully set forth in its terms, the Compensation Debenture shall have a three (3) year term, accrue interest at five percent (5%) into shares of the Company's common stock.

                        (iii)    Fully Earned. The Compensation Debenture shall be deemed fully earned as of the date hereof.

                        (iv)    Registration Rights. The shares of the Company's Common Stock underlying the Compensation Debenture will have "piggy-back" registration rights.

                        (v)    Due Diligence. Upon submission of the due diligence package the Company shall pay to the Investor Two Thousand Five Hundred Dollars ($2,500) in order to defray due diligence costs.

       Section 12.5    Brokerage. Each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party. The Company on the one hand, and the Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

       Section 12.6    Confidentiality. If for any reason the transactions contemplated by this Agreement are not consummated, each of the parties hereto shall keep confidential any information obtained from any other party (except information publicly available or in such party's domain prior to the date hereof, and except as required by court order) and shall promptly return to the other parties all schedules, documents, instruments, work papers or other written information without retaining copies thereof, previously furnished by it as a result of this Agreement or in connection herein.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

       IN WITNESS WHEREOF, the parties hereto have caused this Standby Equity Distribution Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                                                                                                                                                COMPANY:

                                                                                                                                                                NETTEL HOLDINGS INC.

                                                                                                                                                                By: /s/ Michael Nguyen

                                                                                                                                                                Name:    Michael Nguyen

                                                                                                                                                                Title:    Chief Executive Officer

                                                                                                                                                                INVESTOR:

                                                                                                                                                                CORNELL CAPITAL PARTNERS, LP

                                                                                                                                                                By:    Yorkville Advisors, LLC

                                                                                                                                                                Its:    General Partner

                                                                                                                                                                By: /s/ Mark Angelo

                                                                                                                                                                Name:    Mark Angelo

                                                                                                                                                                Title:    Portfolio Manager

EXHIBIT A

ADVANCE NOTICE/COMPLIANCE CERTIFICATE

NETTEL HOLDINGS INC.

       The undersigned, _______________________ hereby certifies, with respect to the sale of shares of Common Stock of Nettel Holdings Inc., (the "Company"), issuable in connection with this Advance Notice and Compliance Certificate dated ___________________(the "Notice"), delivered pursuant to the Standby Equity Distribution Agreement(the "Agreement"), as follows:

       1.    The undersigned is the duly elected President of the Company.

       2.    There are no fundamental changes to the information set forth in the Registration Statement which would require the Company to file a post effective amendment to the Registration Statement.

       3.     The Company has performed in all material respects all covenants and agreements to be performed by the Company on or prior to the Advance Date related to the Notice and has complied in all material respects with all obligations and conditions contained in the Agreement.

       4.    The Advance requested is _____________________.

       The undersigned has executed this Certificate this ____ day of _________________.

                                                                                                                                                                                NETTEL HOLDINGS INC.

                                                                                                                                                                                By: _________________________

                                                                                                                                                                                Name:

                                                                                                                                                                                Title:

SCHEDULE 2.6

NETTEL HOLDINGS INC.

       The undersigned hereby agrees that for a period commencing on the date hereof and expiring on the termination of the Agreement dated September 28, 2004 between Nettel Holdings Inc., (the "Company"), and Cornell Capital Partners, LP, (the "Investor") (the "Lock-up Period"), he, she or it will not, directly or indirectly, without the prior written consent of the Investor, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of except pursuant to Rule 144 of the General Rules and Regulations under the Securities Act of 1933, any securities of the Company, including common stock or options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein (collectively, the "Securities").

       In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in the name of the undersigned or beneficially owned by the undersigned, and the undersigned hereby confirms the undersigned's investment in the Company.

Dated: September 28, 2004

                                                                                                                                                                                Signature

                                                                                                                                                                                 /s/ Michael Nguyen

                                                                                                                                                                                 Address: __________________________________

                                                                                                                                                                                 City, State, Zip Code: _________________________

                                                                                                                                                                                 __________________________________________

                                                                                                                                                                                 Print Social Security Number

                                                                                                                                                                                 or Taxpayer I.D. Number

Exhibit 4.2

REGISTRATION RIGHTS AGREEMENT

       REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of September 28, 2004 by and between NETTEL HOLDINGS INC., a Florida corporation, with its principal office located at 610 S.W. Broadway Avenue, Suite 405, Portland, OR 97205(the "Company"), and CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "Investor".

        WHEREAS:

       A.    In connection with the Standby Equity Distribution Agreement by and between the parties hereto of even date herewith (the "Standby Equity Distribution Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Standby Equity Distribution Agreement, to issue and sell to the Investor that number of shares of the Company's common stock, par value US$.001 per share (the "Common Stock"), which can be purchased pursuant to the terms of the Standby Equity Distribution Agreement for an aggregate purchase price of up to Ten Million U.S. Dollars($10,000,000). Capitalized terms not defined herein shall have the meaning ascribed to them in the Standby Equity Distribution Agreement.

       B.    To induce the Investor to execute and deliver the Standby Equity Distribution Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

       1.    DEFINITIONS.

       As used in this Agreement, the following terms shall have the following meanings:

             a.     "Person" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

             b.     "Register," "registered," and "registration" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

             c.     "Registrable Securities" means shares of Common Stock issuable to Investors pursuant to the Standby Equity Distribution Agreement and the shares of the Company's Common Stock underlying the Compensation Debenture as defined in the Standby Equity Distribution Agreement.

             d.     "Registration Statement" means a registration statement under the 1933 Act which covers the Registrable Securities.

       2.    REGISTRATION.

             a.     Mandatory Registration. The Company shall prepare and file with the SEC a Registration Statement on Form S-1, SB-2 or on such other form as is available. The Company shall cause such Registration Statement to be declared effective by the SEC prior to the first sale to the Investor of the Company's Common Stock pursuant to the Standby Equity Distribution Agreement.

             b.    Sufficient Number of Shares Registered. In the event the number of shares available under a Registration Statement filed pursuant to Section 2(a) is insufficient to cover all of the Registrable Securities which the Investor has purchased pursuant to the Standby Equity Distribution Agreement, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefore, if applicable), or both, so as to cover all of such Registrable Securities which the Investor has purchased pursuant to the Standby Equity Distribution Agreement as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefore arises. The Company shall use it best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed "insufficient to cover all of the Registrable Securities" if at any time the number of Registrable Securities issuable on an Advance Notice Date is greater than the number of shares available for resale under such Registration Statement.

       3.    RELATED OBLIGATIONS.

             a.    The Company shall keep the Registration Statement effective pursuant to Rule 415 at all times until either (i) the Registrable Securities are eligible to be sold pursuant to Rule 144(k) under the 1933 Act, or (ii) the date on which the Investor shall have sold all the Registrable Securities covered by such Registration Statement, whichever period is shorter (the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

             b.    The Company shall prepare and file with the SEC such amendments(including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company's filing a report on Form 10-KSB, Form 10-QSB or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Company shall have incorporated such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

             c.    The Company shall furnish to the Investor without charge, (i) at least one copy of such Registration Statement as declared effective by the SEC and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) ten (10) copies of the final prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

             d.    The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as the Investor reasonably requests, (ii)prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its articles of incorporation or by-laws, (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Investor of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

             e.    As promptly as practicable after becoming aware of such event or development, the Company shall notify the Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to each Investor. The Company shall also promptly notify the Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Investor by facsimile on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii)of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

             f.    The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction within the United States of America and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Investor of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

             g.    At the reasonable request of the Investor, the Company shall furnish to the Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as the Investor may reasonably request (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investor.

             h.    The Company shall make available for inspection by (i) the Investor and (ii) one firm of accountants or other agents retained by the Investor (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree, and the Investor hereby agrees, to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector and the Investor has knowledge. The Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

             i.    The Company shall hold in confidence and not make any disclosure of information concerning the Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning the Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Investor and allow the Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

             j.    The Company shall use its best efforts either to cause all the Registrable Securities covered by a Registration Statement (i) to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or to secure the inclusion for quotation on the National Association of Securities Dealers, Inc. OTC Bulletin Board for such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(j).

             k.    The Company shall cooperate with the Investor to the extent applicable, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investor may reasonably request and registered in such names as the Investor may request.

             l.    The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

             m.    The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

             n.    The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

             o.    Within two (2) business days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investor) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

             p.    The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of Registrable Securities pursuant to a Registration Statement.

       4.    OBLIGATIONS OF THE INVESTOR.

       The Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e), the Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until the Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended certificates for shares of Common Stock to a transferee of the Investor in accordance with the terms of the Standby Equity Distribution Agreement in connection with any sale of Registrable Securities with respect to which the Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e) and for which the Investor has not yet settled.

       5.    EXPENSES OF REGISTRATION.

       All expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers, legal and accounting fees shall be paid by the Company.

       6.    INDEMNIFICATION.

       With respect to Registrable Securities which are included in a Registration Statement under this Agreement:

             a.    To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls the Investor within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii)any untrue statement or alleged untrue statement of a material fact contained in any final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation there under relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). The Company shall reimburse the Investor and each such controlling person promptly as such expenses are incurred and are due and payable, for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (x) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(e); and (z) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person.

             b.    In connection with a Registration Statement, the Investor agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or is based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by the Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(d), the Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to the Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected and such new prospectus was delivered to the Investor prior to the Investor's use of the prospectus to which the Claim relates.

             c.    Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

             d.    The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

             e.    The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

       7.    CONTRIBUTION.

       To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

       8.    REPORTS UNDER THE 1934 ACT.

       With a view to making available to the Investor the benefits of Rule 144 promulgated under the 1933 Act or any similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144") the Company agrees to:

             a.    make and keep public information available, as those terms are understood and defined in Rule 144;

             b.    file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 6.3 of the Standby Equity Distribution Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

             c.    furnish to the Investor so long as the Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

       9.    AMENDMENT OF REGISTRATION RIGHTS.

       Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by a written agreement between the Company and the Investor. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon the Investor and the Company. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

       10.    MISCELLANEOUS.

             a.    A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

             b.    Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:

                                                                Nettel Holdings Inc.

                                                                610 S.W. Broadway Avenue, Suite 405

                                                                Portland, OR 97205

                                                                Attention: Michael Nguyen

                                                                Telephone: (360) 909-6795

                                                                Facsimile: (503) 296-5606

With a copy to:

                                                                Sichenzia Ross Friedman Ference LLP

                                                                1065 Avenue of the Americas, 21st Floor

                                                                New York, NY 10018

                                                                Attention: Gregory Sichenzia, Esq.

                                                                Telephone: (212) 930-9700

                                                                Facsimile: (212) 930-9725

If to the Investor(s):

                                                                Cornell Capital Partners, LP

                                                                101 Hudson Street -Suite 3700

                                                                Jersey City, NJ 07302

                                                Attention: Mark Angelo

                                                                                    Portfolio Manager

                                                                Telephone:  (201) 985-8300

                                                                Facsimile:     (201) 985-8266

With a Copy to:

                                                                Butler Gonzalez LLP

                                                                1416 Morris Avenue - Suite 207

                                                                Union, NJ 07083

                                                                Attention:    David Gonzalez, Esq.

                                                                Telephone:  (908) 810-8588

                                                                Facsimile:     (908) 810-0973

Any party may change its address by providing written notice to the other parties hereto at least five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

             c.    Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

             d.    The corporate laws of the State of Florida shall govern all issues concerning the relative rights of the Company and the Investor. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New Jersey, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New Jersey or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New Jersey. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the Superior Courts of the State of New Jersey, sitting in Hudson County, New Jersey and the Federal District Court for the District of New Jersey sitting in Newark, New Jersey, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

             e.    This Agreement, the Standby Equity Distribution Agreement, the Escrow Agreement, and the Placement Agent Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Standby Equity Distribution Agreement, the Escrow Agreement, and the Placement Agent Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

             f.    This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

             g.    The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

             h.    This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

             i.    Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

             j.    The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

             k.    This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

       IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

                                                                                                                                                                COMPANY:

                                                                                                                                                                NETTEL HOLDINGS INC.

                                                                                                                                                                By: /s/ Michael Nguyen

                                                                                                                                                                Name:    Michael Nguyen

                                                                                                                                                                Title:    Chief Executive Officer

                                                                                                                                                                INVESTOR:

                                                                                                                                                                CORNELL CAPITAL PARTNERS, LP

                                                                                                                                                                By:    Yorkville Advisors, LLC

                                                                                                                                                                Its:    General Partner

                                                                                                                                                                By: /s/ Mark Angelo

                                                                                                                                                                Name:    Mark Angelo

                                                                                                                                                                Title:    Portfolio Manager

EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS

OF REGISTRATION STATEMENT

Attention:

             Re:    NETTEL HOLDINGS INC.

Ladies and Gentlemen:

       We are counsel to Nettel Holdings Inc., a Florida corporation (the "Company"), and have represented the Company in connection with that certain Standby Equity Distribution Agreement (the "Standby Equity Distribution Agreement") entered into by and between the Company and Cornell Capital Partners, LP (the "Investor") pursuant to which the Company issued to the Investor shares of its Common Stock, par value US$.001 per share (the "Common Stock"). Pursuant to the Standby Equity Distribution Agreement, the Company also has entered into a Registration Rights Agreement with the Investor (the "Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ____, the Company filed a Registration Statement on Form ________ (File No. 333-_____________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names the Investor as a selling stockholder thereunder.

       In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                                                                                                                                                           Very truly yours,

                                                                                                                                                                          By: ____________________________

cc:    Cornell Capital Partners, LP

Exhibit 4.3

ESCROW AGREEMENT

       THIS ESCROW AGREEMENT (this "Agreement") is made and entered into as of September 28, 2004 by NETTEL HOLDINGS INC., a Florida corporation (the "Company"); CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "Investor"); and BUTLER GONZALEZ LLP (the "Escrow Agent").

BACKGROUND

       WHEREAS, the Company and the Investor have entered into an Standby Equity Distribution Agreement (the "Standby Equity Distribution Agreement") dated as of the date hereof, pursuant to which the Investor will purchase the Company's Common Stock, par value US$.001 per share (the "Common Stock"), at a price per share equal to the Purchase Price, as that term is defined in the Standby Equity Distribution Agreement, for an aggregate price of up to Ten Million U.S. Dollars ($10,000,000). The Standby Equity Distribution Agreement provides that on each Advance Date the Investor, as that term is defined in the Standby Equity Distribution Agreement, shall deposit the Advance pursuant to the Advance Notice in a segregated escrow account to be held by Escrow Agent and the Company shall deposit shares of the Company's Common Stock, which shall be purchased by the Investor as set forth in the Standby Equity Distribution Agreement, with the Escrow Agent, in order to effectuate a disbursement to the Company of the Advance by the Escrow Agent and a disbursement to the Investor of the shares of the Company's Common Stock by Escrow Agent at a closing to be held as set forth in the Standby Equity Distribution Agreement(the "Closing").

       WHEREAS, Escrow Agent has agreed to accept, hold, and disburse the funds and the shares of the Company's Common Stock deposited with it in accordance with the terms of this Agreement.

       WHEREAS, in order to establish the escrow of funds and shares to effect the provisions of the Standby Equity Distribution Agreement, the parties hereto have entered into this Agreement.

       NOW THEREFORE, in consideration of the foregoing, it is hereby agreed as follows:

       1.    Definitions. The following terms shall have the following meanings when used herein:

             a.     "Escrow Funds" shall mean the Advance funds deposited with the Escrow Agent pursuant to this Agreement.

             b.     "Joint Written Direction" shall mean a written direction executed by the Investor and the Company directing Escrow Agent to disburse all or a portion of the Escrow Funds or to take or refrain from taking any action pursuant to this Agreement.

             c.     "Common Stock Joint Written Direction" shall mean a written direction executed by the Investor and the Company directing Investor's Counsel to disburse all or a portion of the shares of the Company's Common Stock or to refrain from taking any action pursuant to this Agreement.

       2.     Appointment of and Acceptance by Escrow Agent.

             a.     The Investor and the Company hereby appoint Escrow Agent to serve as Escrow Agent hereunder. Escrow Agent hereby accepts such appointment and, upon receipt by wire transfer of the Escrow Funds in accordance with Section 3 below, agrees to hold, invest and disburse the Escrow Funds in accordance with this Agreement.

             b.     The Investor and the Company hereby appoint the Escrow Agent to serve as the holder of the shares of the Company's Common Stock which shall be purchased by the Investor. The Escrow Agent hereby accepts such appointment and, upon receipt via D.W.A.C or the certificates representing of the shares of the Company's Common Stock in accordance with Section 3 below, agrees to hold and disburse the shares of the Company's Common Stock in accordance with this Agreement.

             c.     The Company hereby acknowledges that the Escrow Agent is counsel to the Investor in connection with the transactions contemplated and referenced herein. The Company agrees that in the event of any dispute arising in connection with this Escrow Agreement or otherwise in connection with any transaction or agreement contemplated and referenced herein, the Escrow Agent shall be permitted to continue to represent the Investor and the Company will not seek to disqualify such counsel.

       3.    Creation of Escrow Account/Common Stock Account.

             a.    On or prior to the date of this Agreement the Escrow Agent shall establish an escrow account for the deposit of the Escrow Funds entitled as follows: Nettel Holdings Inc./Cornell Capital Partners, LP. The Investor will wire funds to the account of the Escrow Agent as follows:

Bank:                                                                    Wachovia, N.A. of New Jersey

Routing #:                                                            031201467

Account #:                                                            2020000659170

Name on Account:                                               Butler Gonzalez LLP as Escrow Agent

Name on Sub-Account:                                       Nettel Holdings Inc./Cornell Capital Partners, LP Escrow account

             b.    On or prior to the date of this Agreement the Escrow Agent shall establish an account for the D.W.A.C. of the shares of Common Stock. The Company will D.W.A.C. shares of the Company's Common Stock to the account of the Escrow Agent as follows:

Brokerage Firm:                                                  Sloan Securities Corp.

Clearing House:                                                   Fiserv

Account #:                                                              56887298

DTC #:                                                                    0632

Name on Account:                                                Butler Gonzalez LLP Escrow Account

       4.     Deposits into the Escrow Account. The Investor agrees that it shall promptly deliver all monies for the payment of the Common Stock to the Escrow Agent for deposit in the Escrow Account.

       5.    Disbursements from the Escrow Account.

             a.    At such time as Escrow Agent has collected and deposited instruments of payment in the total amount of the Advance and has received such Common Stock via D.W.A.C from the Company which are to be issued to the Investor pursuant to the Standby Equity Distribution Agreement, the Escrow Agent shall notify the Company and the Investor. The Escrow Agent will continue to hold such funds until the Investor and Company execute and deliver a Joint Written Direction directing the Escrow Agent to disburse the Escrow Funds pursuant to Joint Written Direction at which time the Escrow Agent shall wire the Escrow Funds to the Company. In disbursing such funds, Escrow Agent is authorized to rely upon such Joint Written Direction from Company and may accept any signatory from the Company listed on the signature page to this Agreement and any signature from the Investor that Escrow Agent already has on file. Simultaneous with delivery of the executed Joint Written Direction to the Escrow Agent the Investor and Company shall execute and deliver a Common Stock Joint Written Direction to the Escrow Agent directing the Escrow Agent to release via D.W.A.C to the Investor the shares of the Company's Common Stock. In releasing such shares of Common Stock the Escrow Agent is authorized to rely upon such Common Stock Joint Written Direction from Company and may accept any signatory from the Company listed on the signature page to this Agreement and any signature from the Escrow Agent has on file.

       In the event the Escrow Agent does not receive the amount of the Advance from the Investor or the shares of Common Stock to be purchased by the Investor from the Company, the Escrow Agent shall notify the Company and the Investor.

       In the event that the Escrow Agent has not received the Common Stock to be purchased by the Investor from the Company, in no event will the Escrow Funds be released to the Company until such shares are received by the Escrow Agreement. For purposes of this Agreement, the term "Common Stock certificates" shall mean Common Stock certificates to be purchased pursuant to the respective Advance Notice pursuant to the Standby Equity Distribution Agreement.

       6.    Deposit of Funds. The Escrow Agent is hereby authorized to deposit the wire transfer proceeds in the Escrow Account.

       7.    Suspension of Performance: Disbursement Into Court.

             a.    Escrow Agent. If at any time, there shall exist any dispute between the Company and the Investor with respect to holding or disposition of any portion of the Escrow Funds or the Common Stock or any other obligations of Escrow Agent hereunder, or if at any time Escrow Agent is unable to determine, to Escrow Agent's sole satisfaction, the proper disposition of any portion of the Escrow Funds or Escrow Agent's proper actions with respect to its obligations hereunder, or if the parties have not within thirty (30) days of the furnishing by Escrow Agent of a notice of resignation pursuant to Section 9 hereof, appointed a successor Escrow Agent to act hereunder, then Escrow Agent may, in its sole discretion, take either or both of the following actions:

                    i.    Suspend the performance of any of its obligations (including without limitation any disbursement obligations) under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor Escrow Agent shall be appointed (as the case may be); provided however, Escrow Agent shall continue to invest the Escrow Funds in accordance with Section 8 hereof; and/or

                    ii.    Petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in any venue convenient to Escrow Agent, for instructions with respect to such dispute or uncertainty, and to the extent required by law, pay into such court, for holding and disposition in accordance with the instructions of such court, all funds held by it in the Escrow Funds, after deduction and payment to Escrow Agent of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by Escrow Agent in connection with performance of its duties and the exercise of its rights hereunder.

                    iii.    Escrow Agent shall have no liability to the Company, the Investor, or any person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in the Escrow Funds or any delay in with respect to any other action required or requested of Escrow Agent.

       8.     Investment of Escrow Funds. The Escrow Agent shall deposit the Escrow Funds in a non-interest bearing money market account.

       If Escrow Agent has not received a Joint Written Direction at any time that an investment decision must be made, Escrow Agent may retain the Escrow Fund, or such portion thereof, as to which no Joint Written Direction has been received, in a non-interest bearing money market account.

       9.    Resignation and Removal of Escrow Agent. Escrow Agent may resign from the performance of its duties hereunder at any time by giving thirty (30) days' prior written notice to the parties or may be removed, with or without cause, by the parties, acting jointly, by furnishing a Joint Written Direction to Escrow Agent, at any time by the giving of ten (10) days' prior written notice to Escrow Agent as provided herein below. Upon any such notice of resignation or removal, the representatives of the Investor and the Company identified in Sections 13a.(iv) and 13b.(iv), below, jointly shall appoint a successor Escrow Agent hereunder, which shall be a commercial bank, trust company or other financial institution with a combined capital and surplus in excess of US$10,000,000.00. Upon the acceptance in writing of any appointment of Escrow Agent hereunder by a successor Escrow Agent, such successor Escrow Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Escrow Agreement, but shall not be discharged from any liability for actions taken as Escrow Agent hereunder prior to such succession. After any retiring Escrow Agent's resignation or removal, the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Escrow Agreement. The retiring Escrow Agent shall transmit all records pertaining to the Escrow Funds and shall pay all funds held by it in the Escrow Funds to the successor Escrow Agent, after making copies of such records as the retiring Escrow Agent deems advisable and after deduction and payment to the retiring Escrow Agent of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by the retiring Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder.

       10.    Liability of Escrow Agent.

             a.    Escrow Agent shall have no liability or obligation with respect to the Escrow Funds except for Escrow Agent's willful misconduct or gross negligence. Escrow Agent's sole responsibility shall be for the safekeeping, investment, and disbursement of the Escrow Funds in accordance with the terms of this Agreement. Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice or any fact or circumstance not specifically set forth herein. Escrow Agent may rely upon any instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and conform to the provisions of this Agreement. In no event shall Escrow Agent be liable for incidental, indirect, special, and consequential or punitive damages. Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Funds, any account in which Escrow Funds are deposited, this Agreement or the Standby Equity Distribution Agreement, or to appear in, prosecute or defend any such legal action or proceeding. Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to construction of any of the provisions hereof or of any other agreement or its duties hereunder, or relating to any dispute involving any party hereto, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instructions of such counsel. The Company and the Investor jointly and severally shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel and Escrow Agent is hereby authorized to pay such fees and expenses from funds held in escrow.

             b.    The Escrow Agent is hereby authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Escrow Funds, without determination by the Escrow Agent of such court's jurisdiction in the matter. If any portion of the Escrow Funds is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in any case any order judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ judgment or decree which it is advised by legal counsel selected by it, binding upon it, without the need for appeal or other action; and if the Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

       11.     Indemnification of Escrow Agent. From and at all times after the date of this Agreement, the parties jointly and severally, shall, to the fullest extent permitted by law and to the extent provided herein, indemnify and hold harmless Escrow Agent and each director, officer, employee, attorney, agent and affiliate of Escrow Agent (collectively, the "IndemnifiedParties") against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorney's fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action, or proceeding (including any inquiry or investigation) by any person, including without limitation the parties to this Agreement, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Agreement or any transaction contemplated herein, whether or not any such Indemnified Party is a party to any such action or proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted solely from the gross negligence or willful misconduct of such Indemnified Party. If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify the Company and the Investor hereunder in writing, and the and the Company shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate and to participate in the defense thereof, and the fees and expenses of such counsel shall be paid by such Indemnified Party, except that the Investor and/or the Company shall be required to pay such fees and expense if (a) the Investor or the Company agree to pay such fees and expenses, or (b) the Investor and/or the Company shall fail to assume the defense of such action or proceeding or shall fail, in the sole discretion of such Indemnified Party, to employ counsel reasonably satisfactory to the Indemnified Party in any such action or proceeding, (c) the Investor and the Company are the plaintiff in any such action or proceeding or (d) the named or potential parties to any such action or proceeding (including any potentially impleaded parties) include both Indemnified Party the Company and/or the Investor and Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company or the Investor. The Investor and the Company shall be jointly and severally liable to pay fees and expenses of counsel pursuant to the preceding sentence, except that any obligation to pay under clause (a) shall apply only to the party so agreeing. All such fees and expenses payable by the Company and/or the Investor pursuant to the foregoing sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim. The obligations of the parties under this section shall survive any termination of this Agreement, and resignation or removal of the Escrow Agent shall be independent of any obligation of Escrow Agent.

       12.    Expenses of Escrow Agent. Except as set forth in Section 11 the Company shall reimburse Escrow Agent for all of its reasonable out-of-pocket expenses, including attorneys' fees, travel expenses, telephone and facsimile transmission costs, postage (including express mail and overnight delivery charges), copying charges and the like as outlined in Section 12.4 of the Standby Equity Distribution Agreement dated the date hereof. All of the compensation and reimbursement obligations set forth in this Section shall be payable by the Company, upon demand by Escrow Agent. The obligations of the Company under this Section shall survive any termination of this Agreement and the resignation or removal of Escrow Agent.

       13.    Warranties.

             a.    The Investor makes the following representations and warranties to Butler Gonzalez LLP as the Escrow Agent and Investor's Counsel:

                        i.    The Investor has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

                        ii.    This Agreement has been duly approved by all necessary action of the Investor, including any necessary approval of the limited partner of the Investor, has been executed by duly authorized officers of the Investor's general partner, enforceable in accordance with its terms.

                        iii.    The execution, delivery, and performance of the Investor of this Agreement will not violate, conflict with, or cause a default under the agreement of limited partnership of the Investor, any applicable law or regulation, any court order or administrative ruling or degree to which the Investor is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement.

                        iv.    Mark A. Angelo has been duly appointed to act as the representative of Investor hereunder and has full power and authority to execute, deliver, and perform this Agreement, to execute and deliver any Joint Written Direction, to amend, modify, or waive any provision of this Agreement, and to take any and all other actions as the Investor's representative under this Agreement, all without further consent or direction form, or notice to, the Investor or any other party.

                        v.    No party other than the parties hereto have, or shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

                        vi.   All of the representations and warranties of the Investor contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Funds.

             b.    The Company makes the following representations and warranties to Escrow Agent and the Investor:

                        i.    The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida, and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

                        ii.    This Agreement has been duly approved by all necessary corporate action of the Company, including any necessary shareholder approval, has been executed by duly authorized officers of the Company, enforceable in accordance with its terms.

                        iii.    The execution, delivery, and performance by the Company of this Escrow Agreement is in accordance with the Standby Equity Distribution Agreement and will not violate, conflict with, or cause a default under the articles of incorporation or bylaws of the Company, any applicable law or regulation, any court order or administrative ruling or decree to which the Company is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement.

                        iv.    Michael Nguyen has been duly appointed to act as the representative of the Company hereunder and has full power and authority to execute, deliver, and perform this Agreement, to execute and deliver any Joint Written Direction, to amend, modify or waive any provision of this Agreement and to take all other actions as the Company's Representative under this Agreement, all without further consent or direction from, or notice to, the Company or any other party.

                        v.    No party other than the parties hereto shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

                        vi.    All of the representations and warranties of the Company contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Funds.

       14.    Consent to Jurisdiction and Venue. In the event that any party hereto commences a lawsuit or other proceeding relating to or arising from this Agreement, the parties hereto agree that the United States District Court for the District of New Jersey shall have the sole and exclusive jurisdiction over any such proceeding. If all such courts lack federal subject matter jurisdiction, the parties agree that the Superior Court Division of New Jersey, Chancery Division of Hudson County shall have sole and exclusive jurisdiction. Any of these courts shall be proper venue for any such lawsuit or judicial proceeding and the parties hereto waive any objection to such venue. The parties hereto consent to and agree to submit to the jurisdiction of any of the courts specified herein and agree to accept the service of process to vest personal jurisdiction over them in any of these courts.

       15.    Notice. All notices and other communications hereunder shall be in writing and shall be deemed to have been validly served, given or delivered five (5) days after deposit in the United States mail, by certified mail with return receipt requested and postage prepaid, when delivered personally, one (1) day delivery to any overnight courier, or when transmitted by facsimile transmission and addressed to the party to be notified as follows:

If to the Investor(s):

                                                                Cornell Capital Partners, LP

                                                                101 Hudson Street -Suite 3700

                                                                Jersey City, NJ 07302

                                                Attention: Mark Angelo

                                                                                    Portfolio Manager

                                                                Telephone:  (201) 985-8300

                                                                Facsimile:     (201) 985-8266

With a Copy to:

                                                                Butler Gonzalez LLP

                                                                1416 Morris Avenue - Suite 207

                                                                Union, NJ 07083

                                                                Attention:    David Gonzalez, Esq.

                                                                Telephone:  (908) 810-8588

                                                                Facsimile:     (908) 810-0973

If to the Company, to:

                                                                Nettel Holdings Inc.

                                                                610 S.W. Broadway Avenue, Suite 405

                                                                Portland, OR 97205

                                                                Attention: Michael Nguyen

                                                                Telephone: (360) 909-6795

                                                                Facsimile: (503) 296-5606

With a copy to:

                                                                Sichenzia Ross Friedman Ference LLP

                                                                1065 Avenue of the Americas, 21st Floor

                                                                New York, NY 10018

                                                                Attention: Gregory Sichenzia, Esq.

                                                                Telephone: (212) 930-9700

                                                                Facsimile: (212) 930-9725

       Or to such other address as each party may designate for itself by like notice.

       16.    Amendments or Waiver. This Agreement may be changed, waived, discharged or terminated only by a writing signed by the parties of the Escrow Agent. No delay or omission by any party in exercising any right with respect hereto shall operate as waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

       17.    Severability. To the extent any provision of this Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition, or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

       18. Governing Law. This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Florida without giving effect to the conflict of laws principles thereof.

       19.     Entire Agreement. This Agreement constitutes the entire Agreement between the parties relating to the holding, investment, and disbursement of the Escrow Funds and sets forth in their entirety the obligations and duties of the Escrow Agent with respect to the Escrow Funds.

       20.     Binding Effect. All of the terms of this Agreement, as amended from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective heirs, successors and assigns of the Investor, the Company, or the Escrow Agent.

       21.    Execution of Counterparts. This Agreement and any Joint Written Direction may be executed in counter parts, which when so executed shall constitute one and same agreement or direction.

       22.    Termination. Upon the first to occur of the termination of the Standby Equity Distribution Agreement dated the date hereof or the disbursement of all amounts in the Escrow Funds and Common Stock into court pursuant to Section 7 hereof, this Agreement shall terminate and Escrow Agent shall have no further obligation or liability whatsoever with respect to this Agreement or the Escrow Funds or Common Stock.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

       IN WITNESS WHEREOF the parties have hereunto set their hands and seals the day and year above set forth.

                                                                                                                                                              NETTEL HOLDINGS INC.

                                                                                                                                                                By: /s/ Michael Nguyen

                                                                                                                                                                Name:    Michael Nguyen

                                                                                                                                                                Title:    Chief Executive Officer

                                                                                                                                                                CORNELL CAPITAL PARTNERS, LP

                                                                                                                                                                By:    Yorkville Advisors, LLC

                                                                                                                                                                Its:    General Partner

                                                                                                                                                                By: /s/ Mark Angelo

                                                                                                                                                                Name:    Mark Angelo

                                                                                                                                                                Title:    Portfolio Manager

                                                                                                                                                                BUTLER GONZALEZ LLP

                                                                                                                                                                By: /s/ David Gonzalez, Esq.

                                                                                                                                                                Name:    David Gonzalez, Esq.
                                                                                                                                                                Title:    Partner

Exhibit 4.4

NETTEL HOLDINGS INC.

PLACEMENT AGENT AGREEMENT

                                                                                                                                                                                                                                Dated as of: September 28, 2004

Newbridge Securities Corporation

1451 Cypress Creek Road, Suite 204

Fort Lauderdale, Florida 33309

Ladies and Gentlemen:

       The undersigned, Nettel Holdings Inc., a Florida corporation (the "Company"), hereby agrees with Newbridge Securities Corporation (the "Placement Agent") and Cornell Capital Partners, LP, a Delaware Limited Partnership (the "Investor"), as follows:

       1.     Offering. The Company hereby engages the Placement Agent to act as its exclusive placement agent in connection with the Standby Equity Distribution Agreement dated the date hereof (the "Standby Equity Distribution Agreement"), pursuant to which the Company shall issue and sell to the Investor, from time to time, and the Investor shall purchase from the Company (the "Offering") up to Ten Million U.S. Dollars ($10,000,000) of the Company's common stock (the "Commitment Amount"), par value US$.001 per share (the "Common Stock"), at price per share equal to the Purchase Price, as that term is defined in the Standby Equity Distribution Agreement. The Placement Agent services shall consist of reviewing the terms of the Standby Equity Distribution Agreement and advising the Company with respect to those terms.

       All capitalized terms used herein and not otherwise defined herein shall have the same meaning ascribed to them as in the Standby Equity Distribution Agreement. The Investor will be granted certain registration rights with respect to the Common Stock as more fully set forth in the Registration Rights Agreement between the Company and the Investor dated the date hereof (the "Registration Rights Agreement"). The documents to be executed and delivered in connection with the Offering, including, but not limited, to the Company's latest Quarterly Report on Form10-QSB as filed with the United States Securities and Exchange Commission, this Agreement, the Standby Equity Distribution Agreement, the Registration Rights Agreement, and the Escrow Agreement dated the date hereof (the "Escrow Agreement"), are referred to sometimes hereinafter collectively as the "Offering Materials." The Company's Common Stock purchased by the Investor hereunder or to be issued in connection with the conversion of any debentures are sometimes referred to hereinafter as the "Securities." The Placement Agent shall not be obligated to sell any Securities.

       2.    Compensation.

             A. Upon the execution of this Agreement, the Company shall issue to the Placement Agent or its designee shares of the Company's Common Stock in an amount equal to Ten Thousand U.S. Dollars (US$10,000) divided by the volume weighted average price of the Company's Common Stock, as quoted by Bloomberg, LP, on the date hereof (the "Placement Agent's Shares"). The Placement Agent shall be entitled to "piggy-back" registration rights, which shall be triggered upon registration of any shares of Common Stock by the Investor with respect to the Placement Agent's Shares pursuant to the Registration Rights Agreement dated the date hereof.

       3.    Representations, Warranties and Covenants of the Placement Agent.

             A. The Placement Agent represents, warrants and covenants as follows:

                    (i)    The Placement Agent has the necessary power to enter into this Agreement and to consummate the transactions contemplated hereby.

                    (ii)    The execution and delivery by the Placement Agent of this Agreement and the consummation of the transactions contemplated herein will not result in any violation of, or be in conflict with, or constitute a default under, any agreement or instrument to which the Placement Agent is a party or by which the Placement Agent or its properties are bound, or any judgment, decree, order or, to the Placement Agent's knowledge, any statute, rule or regulation applicable to the Placement Agent. This Agreement when executed and delivered by the Placement Agent, will constitute the legal, valid and binding obligations of the Placement Agent, enforceable in accordance with their respective terms, except to the extent that (a) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof or thereof is subject to general principles of equity, or (c)the indemnification provisions hereof or thereof may be held to be in violation of public policy.

                    (iii)    Upon receipt and execution of this Agreement, the Placement Agent will promptly forward copies of this Agreement to the Company or its counsel and the Investor or its counsel.

                    (iv)    The Placement Agent will not intentionally take any action that it reasonably believes would cause the Offering to violate the provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934 (the "1934 Act"), the respective rules and regulations promulgated thereunder (the "Rules and Regulations") or applicable "Blue Sky" laws of any state or jurisdiction.

                    (v)    The Placement Agent is a member of the National Association of Securities Dealers, Inc., and is a broker-dealer registered as such under the 1934 Act and under the securities laws of the states in which the Securities will be offered or sold by the Placement Agent unless an exemption for such state registration is available to the Placement Agent. The Placement Agent is in material compliance with the rules and regulations applicable to the Placement Agent generally and applicable to the Placement Agent's participation in the Offering.

       4.    Representations and Warranties of the Company.

             A.     The Company represents and warrants as follows:

                    (i)     The execution, delivery and performance of each of this Agreement, the Standby Equity Distribution Agreement, the Escrow Agreement, and the Registration Rights Agreement has been or will be duly and validly authorized by the Company and is, or with respect to this Agreement, the Standby Equity Distribution Agreement, the Escrow Agreement, and the Registration Rights Agreement, will be a valid and binding agreement of the Company, enforceable in accordance with its respective terms, except to the extent that (a) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof or thereof is subject to general principles of equity or (c)the indemnification provisions hereof or thereof may be held to be in violation of public policy. The Securities to be issued pursuant to the transactions contemplated by this Agreement and the Standby Equity Distribution Agreement have been duly authorized and, when issued and paid for in accordance with this Agreement, the Standby Equity Distribution Agreement and the certificates/instruments representing such Securities, will be valid and binding obligations of the Company, enforceable in accordance with their respective terms, except to the extent that (1)the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, and (2) the enforceability thereof is subject to general principles of equity. All corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken by the Company.

                    (ii)     The Company has a duly authorized, issued and outstanding capitalization as set forth herein and in the Standby Equity Distribution Agreement. The Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement, the agreements described herein and as described in the Standby Equity Distribution Agreement, dated the date hereof and the agreements described therein. All issued and outstanding securities of the Company, have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission or preemptive rights with respect thereto and are not subject to personal liability solely by reason of being security holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company.

                    (iii)     The Common Stock to be issued in accordance with this Agreement and the Standby Equity Distribution Agreement has been duly authorized and, when issued and paid for in accordance with this Agreement, the Standby Equity Distribution Agreement and the Compensation Debenture, the certificates/instruments representing such Common Stock will be validly issued, fully-paid and non-assessable; the holders thereof will not be subject to personal liability solely by reason of being such holders; such Securities are not and will not be subject to the preemptive rights of any holder of any security of the Company.

                    (iv)     The Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property necessary to conduct its business (including, without limitation, any real or personal property stated in the Offering Materials to be owned or leased by the Company), free and clear of all liens, encumbrances, claims, security interests and defects of any material nature whatsoever, other than those set forth in the Offering Materials and liens for taxes not yet due and payable.

                    (v)     There is no litigation or governmental proceeding pending or, to the best of the Company's knowledge, threatened against, or involving the properties or business of the Company, except as set forth in the Offering Materials.

                    (vi)     The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Florida. Except as set forth in the Offering Materials, the Company does not own or control, directly or indirectly, an interest in any other corporation, partnership, trust, joint venture or other business entity. The Company is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction in which the character of its operations requires such qualification or licensing and where failure to so qualify would have a material adverse effect on the Company. The Company has all requisite corporate power and authority, and all material and necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies (domestic and foreign) to conduct its businesses (and proposed business) as described in the Offering Materials. Any disclosures in the Offering Materials concerning the effects of foreign, federal, state and local regulation on the Company's businesses as currently conducted and as contemplated are correct in all material respects and do not omit to state a material fact. The Company has all corporate power and authority to enter into this Agreement, the Standby Equity Distribution Agreement, the Registration Rights Agreement, and the Escrow Agreement, to carry out the provisions and conditions hereof and thereof, and all consents, authorizations, approvals and orders required in connection herewith and therewith have been obtained. No consent, authorization or order of, and no filing with, any court, government agency or other body is required by the Company for the issuance of the Securities or execution and delivery of the Offering Materials except for applicable federal and state securities laws. The Company, since its inception, has not incurred any liability arising under or as a result of the application of any of the provisions of the 1933 Act, the 1934 Act or the Rules and Regulations.

                    (vii)     There has been no material adverse change in the condition or prospects of the Company, financial or otherwise, from the latest dates as of which such condition or prospects, respectively, are set forth in the Offering Materials, and the outstanding debt, the property and the business of the Company conform in all material respects to the descriptions thereof contained in the Offering Materials.

                    (viii)     Except as set forth in the Offering Materials, the Company is not in breach of, or in default under, any term or provision of any material indenture, mortgage, deed of trust, lease, note, loan or Standby Equity Distribution Agreement or any other material agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected. The Company is not in violation of any provision of its charter or by-laws or in violation of any franchise, license, permit, judgment, decree or order, or in violation of any material statute, rule or regulation. Neither the execution and delivery of the Offering Materials nor the issuance and sale or delivery of the Securities, nor the consummation of any of the transactions contemplated in the Offering Materials nor the compliance by the Company with the terms and provisions hereof or thereof, has conflicted with or will conflict with, or has resulted in or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company may be bound or to which any of the property or assets of the Company is subject except (a) where such default, lien, charge or encumbrance would not have a material adverse effect on the Company and (b) as described in the Offering Materials; nor will such action result in any violation of the provisions of the charter or the by-laws of the Company or, assuming the due performance by the Placement Agent of its obligations hereunder, any material statute or any material order, rule or regulation applicable to the Company of any court or of any foreign, federal, state or other regulatory authority or other government body having jurisdiction over the Company.

                    (ix)     Subsequent to the dates as of which information is given in the Offering Materials, and except as may otherwise be indicated or contemplated herein or therein and the securities offered pursuant to the Securities Purchase Agreement dated the date hereof, the Company has not (a) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, or (b) entered into any transaction other than in the ordinary course of business, or (c) declared or paid any dividend or made any other distribution on or in respect of its capital stock. Except as described in the Offering Materials, the Company has no outstanding obligations to any officer or director of the Company.

                    (x)     There are no claims for services in the nature of a finder's or origination fee with respect to the sale of the Common Stock or any other arrangements, agreements or understandings that may affect the Placement Agent's compensation, as determined by the National Association of Securities Dealers, Inc.

                    (xi)     The Company owns or possesses, free and clear of all liens or encumbrances and rights thereto or therein by third parties, the requisite licenses or other rights to use all trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses necessary to conduct its business (including, without limitation, any such licenses or rights described in the Offering Materials as being owned or possessed by the Company) and, except as set forth in the Offering Materials, there is no claim or action by any person pertaining to, or proceeding, pending or threatened, which challenges the exclusive rights of the Company with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses used in the conduct of the Company's businesses (including, without limitation, any such licenses or rights described in the Offering Materials as being owned or possessed by the Company) except any claim or action that would not have a material adverse effect on the Company; the Company's current products, services or processes do not infringe or will not infringe on the patents currently held by any third party.

                    (xii)     Except as described in the Offering Materials, the Company is not under any obligation to pay royalties or fees of any kind whatsoever to any third party with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications, licenses or technology it has developed, uses, employs or intends to use or employ, other than to their respective licensors.

                    (xiii)     Subject to the performance by the Placement Agent of its obligations hereunder the offer and sale of the Securities complies, and will continue to comply, in all material respects with the requirements of Rule 506 of Regulation D promulgated by the SEC pursuant to the 1933 Act and any other applicable federal and state laws, rules, regulations and executive orders. Neither the Offering Materials nor any amendment or supplement thereto nor any documents prepared by the Company in connection with the Offering will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All statements of material facts in the Offering Materials are true and correct as of the date of the Offering Materials.

                    (xiv)     All material taxes which are due and payable from the Company have been paid in full or adequate provision has been made for such taxes on the books of the Company, except for those taxes disputed in good faith by the Company

                    (xv)     None of the Company nor any of its officers, directors, employees or agents, nor any other person acting on behalf of the Company, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who is or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) which (A) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, or (B) if not given in the past, might have had a materially adverse effect on the assets, business or operations of the Company as reflected in any of the financial statements contained in the Offering Materials, or (C) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company in the future.

       5.     Representations, Warranties and Covenants of the Investor.

             A.     The Investor represents, warrants and covenants as follows:

                    (i)     The Investor has the necessary power to enter into this Agreement and to consummate the transactions contemplated hereby.

                    (ii)     The execution and delivery by the Investor of this Agreement and the consummation of the transactions contemplated herein will not result in any violation of, or be in conflict with, or constitute a default under, any agreement or instrument to which the Investor is a party or by which the Investor or its properties are bound, or any judgment, decree, order or, to the Investor's knowledge, any statute, rule or regulation applicable to the Investor. This Agreement when executed and delivered by the Investor, will constitute the legal, valid and binding obligations of the Investor, enforceable in accordance with their respective terms, except to the extent that (a) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof or thereof is subject to general principles of equity, or (c) the indemnification provisions hereof or thereof may be held to be in violation of public policy.

                    (iii)     The Investor will promptly forward copies of any and all due diligence questionnaires compiled by the Investor to the Placement Agent.

                    (iv)     The Investor is an Accredited Investor (as defined under the 1933 Act).

                    (v)     The Investor is acquiring the Securities for the Inventor's own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such Securities. Further, the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

                    (vi)     The Investor acknowledges the Investor's understanding that the offering and sale of the Securities is intended to be exempt from registration under the 1933 Act by virtue of Section 3(b) of the 1933 Act and the provisions of Regulation D promulgated thereunder ("Regulation D"). In furtherance thereof, the Investor represents and warrants as follows:

                           (a)     The Investor has the financial ability to bear the economic risk of the Investor's investment, has adequate means for providing for the Inventor's current needs and personal contingencies and has no need for liquidity with respect to the Investor's investment in the Company; and

                           (b)     The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment. The Inventor also represents it has not been organized for the purpose of acquiring the Securities.

                    (vii)     The Investor has been given the opportunity for a reasonable time prior to the date hereof to ask questions of, and receive answers from, the Company or its representatives concerning the terms and conditions of the Offering, and other matters pertaining to this investment, and has been given the opportunity for a reasonable time prior to the date hereof to obtain such additional information in connection with the Company in order for the Investor to evaluate the merits and risks of purchase of the Securities, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense. The Investor is not relying on the Placement Agent or any of its affiliates with respect to the accuracy or completeness of the Offering Materials or for any economic considerations involved in this investment.

       6.     Certain Covenants and Agreements of the Company.

       The Company covenants and agrees at its expense and without any expense to the Placement Agent as follows:

             A.     To advise the Placement Agent and the Investor of any material adverse change in the Company's financial condition, prospects or business or of any development materially affecting the Company or rendering untrue or misleading any material statement in the Offering Materials occurring at any time as soon as the Company is either informed or becomes aware thereof.

             B.     To use its commercially reasonable efforts to cause the Common Stock issuable in connection with the Standby Equity Distribution Agreement to be qualified or registered for sale on terms consistent with those stated in the Registration Rights Agreement and under the securities laws of such jurisdictions as the Placement Agent and the Investor shall reasonably request. Qualification, registration and exemption charges and fees shall be at the sole cost and expense of the Company.

             C.     Upon written request, to provide and continue to provide the Placement Agent and the Investor copies of all quarterly financial statements and audited annual financial statements prepared by or on behalf of the Company, other reports prepared by or on behalf of the Company for public disclosure and all documents delivered to the Company's stockholders.

             D.     To deliver, during the registration period of the Standby Equity Distribution Agreement, to the Investor upon the Investor's request, within forty five (45) days, a statement of its income for each such quarterly period, and its balance sheet and a statement of changes in stockholders' equity as of the end of such quarterly period, all in reasonable detail, certified by its principal financial or accounting officer; (ii) within ninety (90) days after the close of each fiscal year, its balance sheet as of the close of such fiscal year, together with a statement of income, a statement of changes in stockholders' equity and a statement of cash flow for such fiscal year, such balance sheet, statement of income, statement of changes in stockholders' equity and statement of cash flow to be in reasonable detail and accompanied by a copy of the certificate or report thereon of independent auditors if audited financial statements are prepared; and (iii) a copy of all documents, reports and information furnished to its stockholders at the time that such documents, reports and information are furnished to its stockholders.

             E.     To comply with the terms of the Offering Materials.

             F.     To ensure that any transactions between or among the Company, or any of its officers, directors and affiliates be on terms and conditions that are no less favorable to the Company, than the terms and conditions that would be available in an "arm's length" transaction with an independent third party.

       7.     Indemnification and Limitation of Liability.

             A.    The Company hereby agrees that it will indemnify and hold the Placement Agent and each officer, director, shareholder, employee or representative of the Placement Agent and each person controlling, controlled by or under common control with the Placement Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act or the SEC's Rules and Regulations promulgated thereunder (the "Rules and Regulations"), harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Placement Agent or such indemnified person of the Placement Agent may become subject under the 1933 Act, the 1934 Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (a) Section 4 of this Agreement, (b) the Offering Materials (except those written statements relating to the Placement Agent given by the Placement Agent for inclusion therein), (c) any application or other document or written communication executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Common Stock under the securities laws thereof, or any state securities commission or agency; (ii) the omission or alleged omission from documents described in clauses (a), (b) or (c) above of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iii) the breach of any representation, warranty, covenant or agreement made by the Company in this Agreement. The Company further agrees that upon demand by an indemnified person, at any time or from time to time, it will promptly reimburse such indemnified person for any loss, claim, damage, liability, cost or expense actually and reasonably paid by the indemnified person as to which the Company has indemnified such person pursuant hereto. Notwithstanding the foregoing provisions of this Paragraph 7(A), any such payment or reimbursement by the Company of fees, expenses or disbursements incurred by an indemnified person in any proceeding in which a final judgment by a court of competent jurisdiction (after all appeals or the expiration of time to appeal) is entered against the Placement Agent or such indemnified person based upon specific finding of fact that the Placement Agent or such indemnified person's gross negligence or willful misfeasance will be promptly repaid to the Company.

             B.    The Placement Agent hereby agrees that it will indemnify and hold the Company and each officer, director, shareholder, employee or representative of the Company, and each person controlling, controlled by or under common control with the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act or the Rules and Regulations, harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Company or such indemnified person of the Company may become subject under the 1933 Act, the 1934 Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) the material breach of any representation, warranty, covenant or agreement made by the Placement Agent in this Agreement, or (ii) any false or misleading information provided to the Company in writing by one of the Placement Agent's indemnified persons specifically for inclusion in the Offering Materials.

             C.    The Investor hereby agrees that it will indemnify and hold the Placement Agent and each officer, director, shareholder, employee or representative of the Placement Agent, and each person controlling, controlled by or under common control with the Placement Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act or the Rules and Regulations, harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Placement Agent or such indemnified person of the Placement Agent may become subject under the 1933 Act, the 1934 Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) the conduct of the Investor or its officers, employees or representatives in its acting as the Investor for the Offering, (ii) the material breach of any representation, warranty, covenant or agreement made by the Investor in the Offering Materials, or (iii) any false or misleading information provided to the Placement Agent by one of the Investor's indemnified persons.

             D.    The Placement Agent hereby agrees that it will indemnify and hold the Investor and each officer, director, shareholder, employee or representative of the Investor, and each person controlling, controlled by or under common control with the Investor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act or the Rules and Regulations, harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Investor or such indemnified person of the Investor may become subject under the 1933 Act, the 1934 Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon the material breach of any representation, warranty, covenant or agreement made by the Placement Agent in this Agreement.

             E.    Promptly after receipt by an indemnified party of notice of commencement of any action covered by Section 7(A), (B), (C) or (D), the party to be indemnified shall, within five (5) business days, notify the indemnifying party of the commencement thereof; the omission by one(1) indemnified party to so notify the indemnifying party shall not relieve the indemnifying party of its obligation to indemnify any other indemnified party that has given such notice and shall not relieve the indemnifying party of any liability outside of this indemnification if not materially prejudiced thereby. In the event that any action is brought against the indemnified party, the indemnifying party will be entitled to participate therein and, to the extent it may desire, to assume and control the defense thereof with counsel chosen by it which is reasonably acceptable to the indemnified party. After notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such Section 7(A), (B), (C), or (D) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but the indemnified party may, at its own expense, participate in such defense by counsel chosen by it, without, however, impairing the indemnifying party's control of the defense. Subject to the proviso of this sentence and notwithstanding any other statement to the contrary contained herein, the indemnified party or parties shall have the right to choose its or their own counsel and control the defense of any action, all at the expense of the indemnifying party if (i)the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action at the expense of the indemnifying party, or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel shall be borne by the indemnifying party; provided, however, that the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstance, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No settlement of any action or proceeding against an indemnified party shall be made without the consent of the indemnifying party.

             F.    In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 7(A) or 7(B) is due in accordance with its terms but is for any reason held by a court to be unavailable on grounds of policy or otherwise, the Company and the Placement Agent shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with the investigation or defense of same) which the other may incur in such proportion so that the Placement Agent shall be responsible for such percent of the aggregate of such losses, claims, damages and liabilities as shall equal the percentage of the gross proceeds paid to the Placement Agent and the Company shall be responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7(F), any person controlling, controlled by or under common control with the Placement Agent, or any partner, director, officer, employee, representative or any agent of any thereof, shall have the same rights to contribution as the Placement Agent and each person controlling, controlled by or under common control with the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each officer of the Company and each director of the Company shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against the other party under this Section 7(D), notify such party from whom contribution may be sought, but the omission to so notify such party shall not relieve the party from whom contribution may be sought from any obligation they may have hereunder or otherwise if the party from whom contribution may be sought is not materially prejudiced thereby.

             G.    The indemnity and contribution agreements contained in this Section 7 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified person or any termination of this Agreement.

             H.    The Company hereby waives, to the fullest extent permitted by law, any right to or claim of any punitive, exemplary, incidental, indirect, special, consequential or other damages (including, without limitation, loss of profits) against the Placement Agent and each officer, director, shareholder, employee or representative of the placement agent and each person controlling, controlled by or under common control with the Placement Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act or the Rules and Regulations arising out of any cause whatsoever (whether such cause be based in contract, negligence, strict liability, other tort or otherwise). Notwithstanding anything to the contrary contained herein, the aggregate liability of the Placement Agent and each officer, director, shareholder, employee or representative of the Placement Agent and each person controlling, controlled by or under common control with the Placement Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act or the Rules and Regulations shall not exceed the compensation received by the Placement Agent pursuant to Section 2 hereof. This limitation of liability shall apply regardless of the cause of action, whether contract, tort (including, without limitation, negligence) or breach of statute or any other legal or equitable obligation.

       8.    Payment of Expenses.

       The Company hereby agrees to bear all of the expenses in connection with the Offering, including, but not limited to the following: filing fees, printing and duplicating costs, advertisements, postage and mailing expenses with respect to the transmission of Offering Materials, registrar and transfer agent fees, escrow agent fees and expenses, fees of the Company's counsel and accountants, issue and transfer taxes, if any.

       9.    Conditions of Closing.

       The Closing shall be held at the offices of the Investor or its counsel. The obligations of the Placement Agent hereunder shall be subject to the continuing accuracy of the representations and warranties of the Company and the Investor herein as of the date hereof and as of the Date of Closing (the "Closing Date") with respect to the Company or the Investor, as the case may be, as if it had been made on and as of such Closing Date; the accuracy on and as of the Closing Date of the statements of the officers of the Company made pursuant to the provisions hereof; and the performance by the Company and the Investor on and as of the Closing Date of its covenants and obligations hereunder and to the following further conditions:

             A.    Upon the effectiveness of a registration statement covering the Standby Equity Distribution Agreement, the Investor and the Placement Agent shall receive the opinion of Counsel to the Company, dated as of the date thereof, which opinion shall be in form and substance reasonably satisfactory to the Investor, their counsel and the Placement Agent.

             B. At or prior to the Closing, the Investor and the Placement Agent shall have been furnished such documents, certificates and opinions as it may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Agreement and the Offering Materials, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions herein contained.

             C.    At and prior to the Closing, (i) there shall have been no material adverse change nor development involving a prospective change in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Offering Materials; (ii) there shall have been no transaction, not in the ordinary course of business except the transactions pursuant to the Securities Purchase Agreement entered into by the Company on the date hereof which has not been disclosed in the Offering Materials or to the Placement Agent in writing; (iii) except as set forth in the Offering Materials, the Company shall not be in default under any provision of any instrument relating to any outstanding indebtedness for which a waiver or extension has not been otherwise received; (iv) except as set forth in the Offering Materials, the Company shall not have issued any securities (other than those to be issued as provided in the Offering Materials) or declared or paid any dividend or made any distribution of its capital stock of any class and there shall not have been any change in the indebtedness (long or short term) or liabilities or obligations of the Company (contingent or otherwise) and trade payable debt; (v) no material amount of the assets of the Company shall have been pledged or mortgaged, except as indicated in the Offering Materials; and (v) no action, suit or proceeding, at law or in equity, against the Company or affecting any of its properties or businesses shall be pending or threatened before or by any court or federal or state commission, board or other administrative agency, domestic or foreign, wherein an unfavorable decision, ruling or finding could materially adversely affect the businesses, prospects or financial condition or income of the Company, except as set forth in the Offering Materials.

             D.    If requested at Closing the Investor and the Placement Agent shall receive a certificate of the Company signed by an executive officer and chief financial officer, dated as of the applicable Closing, to the effect that the conditions set forth in subparagraph (C) above have been satisfied and that, as of the applicable closing, the representations and warranties of the Company set forth herein are true and correct.

             E.    The Placement Agent shall have no obligation to insure that (x) any check, note, draft or other means of payment for the Common Stock will be honored, paid or enforceable against the Investor in accordance with its terms, or (y) subject to the performance of the Placement Agent's obligations and the accuracy of the Placement Agent's representations and warranties hereunder, (1) the Offering is exempt from the registration requirements of the 1933 Act or any applicable state "Blue Sky" law or (2) the Investor is an Accredited Investor.

       10.    Termination.

       This Agreement shall be co-terminus with, and terminate upon the same terms and conditions as those set forth in, the Standby Equity Distribution Agreement. The rights of the Investor and the obligations of the Company under the Registration Rights Agreement, and the rights of the Placement Agent and the obligations of the Company shall survive the termination of this Agreement unabridged.

       11.     Miscellaneous.

             A.    This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all which shall be deemed to be one and the same instrument.

             B.    Any notice required or permitted to be given hereunder shall be given in writing and shall be deemed effective when deposited in the United States mail, postage prepaid, or when received if personally delivered or faxed (upon confirmation of receipt received by the sending party), addressed as follows to such other address of which written notice is given to the others):

If to Placement Agent, to:

                                                            Newbridge Securities Corporation

                                                            1451 Cypress Creek Road, Suite 204

                                                            Fort Lauderdale, Florida 33309

                                                            Attention:    Doug Aguililla

                                                            Telephone:    (954) 334-3450

                                                            Facsimile:       (954) 229-9937

If to the Company, to:

                                                            Nettel Holdings Inc.

                                                            610 S.W. Broadway Avenue, Suite 405

                                                            Portland, OR 97205

                                                            Attention: Michael Nguyen

                                                            Telephone:    (360) 909-6795

                                                            Facsimile:      (503) 296-5606

With a copy to:

                                                            Sichenzia Ross Friedman Ference LLP

                                                            1065 Avenue of the Americas, 21st Floor

                                                            New York, NY 10018

                                                            Attention: Gregory Sichenzia, Esq.

                                                            Telephone:    (212) 930-9700

                                                            Facsimile:       (212) 930-9725

If to the Investor:

                                                            Cornell Capital Partners, LP

                                                            101 Hudson Street - Suite 3700

                                                            Jersey City, New Jersey 07302

                                                            Attention:    Mark A. Angelo

                                                                                  Portfolio Manager

                                                            Telephone:    (201) 985-8300

                                                            Facsimile:       (201) 985-8266

With copies to:

                                                            Butler Gonzalez LLP

                                                            1416 Morris Avenue - Suite 207

                                                            Union, New Jersey 07083

                                                            Attention:    David Gonzalez, Esq.

                                                            Facsimile:    (908) 810-0973

             C.     This Agreement shall be governed by and construed in all respects under the laws of the State of Florida, without reference to its conflict of laws rules or principles. Any suit, action, proceeding or litigation arising out of or relating to this Agreement shall be brought and prosecuted in such federal or state court or courts located within the State of New Jersey as provided by law. The parties hereby irrevocably and unconditionally consent to the jurisdiction of each such court or courts located within the State of New Jersey and to service of process by registered or certified mail, return receipt requested, or by any other manner provided by applicable law, and hereby irrevocably and unconditionally waive any right to claim that any suit, action, proceeding or litigation so commenced has been commenced in an inconvenient forum.

             D.     This Agreement and the other agreements referenced herein contain the entire understanding between the parties hereto and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

             E. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                                                                                                                                                    COMPANY:

                                                                                                                                                                    NETTEL HOLDINGS INC.

                                                                                                                                                                     By: /s/ Michael Nguyen

                                                                                                                                                                     Name:  Michael Nguyen

                                                                                                                                                                     Title:    Chief Executive Officer

                                                                                                                                                                     PLACEMENT AGENT:

                                                                                                                                                                     NEWBRIDGE SECURITIES CORPORATION

                                                                                                                                                                        By: /s/ Guy S. Amico

                                                                                                                                                                        Name:  Guy S. Amico

                                                                                                                                                                        Title:    President

                                                                                                                                                                        INVESTOR:

                                                                                                                                                                        CORNELL CAPITAL PARTNERS, LP

                                                                                                                                                                        By:    Yorkville Advisors, LLC

                                                                                                                                                                        Its:    General Partner

                                                                                                                                                                        By: /s/ Mark A. Angelo

                                                                                                                                                                        Name:    Mark A. Angelo

                                                                                                                                                                        Title:    Portfolio Manager

Exhibit 4.5

IMPORTED E-MAIL DOCUMENT DOCUMENT NOT CLEANED DOCUMENT PARTIALLY CLEANED THIS DEBENTURE, AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE (COLLECTIVELY, THE "SECURITIES"), HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THE SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION D OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. FURTHER HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.

COMPENSATION DEBENTURE

NETTEL HOLDINGS INC.

5% Convertible Debenture

Due September 28, 2007

No. ___                                                                                                                                                                                                                                                                         $340,000

       This Secured Debenture is issued by NETTEL HOLDINGS INC., a Florida corporation (the "Company"), to CORNELL CAPITAL PARTNERS, LP (together with its permitted successors and assigns, the "Holder") pursuant to exemptions from registration under the Securities Act of 1933, as amended.

ARTICLE I.

       Section 1.01    Principal and Interest. For value received, on September 28, 2004 (the "Closing Date"), the Company hereby promises to pay, on September 28, 2007, to the order of the Holder in lawful money of the United States of America and in immediately available funds the principal sum of Three Hundred Forty Thousand Dollars (US$340,000), together with interest on the unpaid principal of this Debenture at the rate of five percent(5%) per year (computed on the basis of a 365-day year and the actual days elapsed) from the date of this Debenture until paid. At the Company's option, the entire principal amount and all accrued interest shall be either (a) paid to the Holder on the third (3rd) year anniversary from the date hereof or (b) converted in accordance with Section1.02 herein provided, however, that in no event shall the Holder be entitled to convert this Debenture for a number of shares of Common Stock in excess of that number of shares of Common Stock which, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such conversion.

       Section 1.02     Optional Conversion. The Holder is entitled, at its option, to convert, and sell on the same day, at any time and from time to time, until payment in full of this Debenture, all or any part of the principal amount of the Debenture, plus accrued interest, into shares (the "Conversion Shares") of the Company's common stock, par value $.001 per share ("Common Stock"), at the price per share (the "Conversion Price") equal to one hundred percent(100%) of the lowest Closing Bid Price of the Common Stock for the three (3) trading days immediately preceding the Conversion Date (as defined herein). As used herein, "Principal Market" shall mean The National Association of Securities Dealers Inc.'s Over-The-Counter Bulletin Board, Nasdaq SmallCap Market, or American Stock Exchange. If the Common Stock is not traded on a Principal Market, the Closing Bid Price shall mean, the reported Closing Bid Price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc., for the applicable periods. No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To convert this Debenture, the Holder hereof shall deliver written notice thereof, substantially in the form of Exhibit"A" to this Debenture, with appropriate insertions (the "Conversion Notice"), to the Company at its address as set forth herein. The date upon which the conversion shall be effective (the "Conversion Date") shall be deemed to be the date set forth in the Conversion Notice.

       Section 1.03     Right of Redemption. The Company at its option shall have the right to redeem for cash, with three (3) business days advance written notice (the "Redemption Notice"), a portion of or all of the outstanding principal sum under this Debenture. The redemption price shall be equal to one hundred twenty percent (100%) multiplied by the portion of the principal sum being redeemed, plus any accrued and unpaid interest.

       Section 1.04     Reservation of Common Stock. The Company shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Debenture, such number of shares of Common Stock as shall from time to time be sufficient to effect such conversion, based upon the Conversion Price. If at any time the Company does not have a sufficient number of Conversion Shares authorized and available, then the Company shall call and hold a special meeting of its stockholders within sixty(60)days of that time for the sole purpose of increasing the number of authorized shares of Common Stock. Management shall recommend to the shareholders of the Company to vote in favor of increasing the number of authorized shares of Common Stock. Management shall also vote all of its shares of Common Stock in favor of increasing the number of authorized shares of Common Stock.

       Section 1.05    Registration Rights. The Company is obligated to register the resale of the Conversion Shares under the Securities Act of 1933, as amended, pursuant to the terms of a Registration Rights Agreement, between the Company and the Holder of even date herewith (the "Investor Registration Rights Agreement").

       Section 1.06    Interest Payments. The interest so payable will be paid at the time of maturity or conversion to the person in whose name this Debenture is registered. At the time such interest is payable, the Holder, in its sole discretion, may elect to receive the interest in cash (via wire transfer or certified funds) or in the form of Common Stock. In the event of default, as described in ArticleIII Section3.01 hereunder, the Holder may elect that the interest be paid in cash (via wire transfer or certified funds) or in the form of Common Stock. If paid in the form of Common Stock, the amount of stock to be issued will be calculated as follows: the value of the stock shall be the Closing Bid Price on: (i)the date the interest payment is due; or (ii)if the interest payment is not made when due, the date the interest payment is made. A number of shares of Common Stock with a value equal to the amount of interest due shall be issued. No fractional shares will be issued; therefore, in the event that the value of the Common Stock per share does not equal the total interest due, the Company will pay the balance in cash.

       Section 1.07    Paying Agent and Registrar. Initially, the Company will act as paying agent and registrar. The Company may change any paying agent, registrar, or Company-registrar by giving the Holder not less than ten(10) business days' written notice of its election to do so, specifying the name, address, telephone number and facsimile number of the paying agent or registrar. The Company may act in any such capacity.

ARTICLE II.

       Section 2.01    Amendments and Waiver of Default. The Debenture may not be amended without the written consent of the Holder. Notwithstanding the above, without the consent of the Holder, the Debenture may be amended to cure any ambiguity, defect or inconsistency, to provide for assumption of the Company obligations to the Holder or to make any change that does not adversely affect the rights of the Holder.

ARTICLE III.

       Section 3.01    Events of Default. An Event of Default is defined as follows: (a)failure by the Company to pay amounts due hereunder within fifteen(15) days of the date of maturity of this Debenture; (b)failure by the Company to comply with the terms of the Irrevocable Transfer Agent Instructions attached to the Standby Equity Distribution Agreement of even date herewith entered into between the Company and the Holder (the "Stanby Equity Distribution Agreement"); (c) failure by the Company's transfer agent to issue Common Stock to the Holder within five (5) days of the Company's receipt of the attached Notice of Conversion from Holder; (d)failure by the Company for ten(10) days after notice to it to comply with any of its other agreements in the Debenture; (e)events of bankruptcy or insolvency; (f)a breach by the Company of its obligations under the Standby Equity Distribution Agreement or the Registration Rights Agreement which is not cured by the Company within ten (10) days after receipt of written notice thereof.

       Section 3.02    Failure to Issue Unrestricted Common Stock. As indicated in ArticleIII Section3.01, a breach by the Company of its obligations under the Investor Registration Rights Agreement shall be deemed an Event of Default, which if not cured within ten(10) days, shall entitle the Holder to accelerate full repayment of all debentures outstanding and accrued interest thereon. The Company acknowledges that failure to honor a Notice of Conversion shall cause irreparable harm to the Holder.

ARTICLE IV.

       Section 4.01    Rights and Terms of Conversion. Commencing ninety (90) days after the date hereof, this Debenture, in whole or in part, may be converted at any time following the date of closing, into shares of Common Stock at a price equal to the Conversion Price as described in Section1.02 above.

       Section 4.02    Re-issuance of Debenture. When the Holder elects to convert a part of the Debenture, then the Company shall reissue a new Debenture in the same form as this Debenture to reflect the new principal amount.

       Section 4.03    Termination of Conversion Rights. The Holder's right to convert the Debenture into the Common Stock in accordance with paragraph 4.01 shall terminate on the date that is the third (3rd) year anniversary from the date hereof and this Debenture shall be automatically converted on that date in accordance with the formula set forth in Section4.01 hereof, and the appropriate shares of Common Stock and amount of interest shall be issued to the Holder.

ARTICLE V.

       Section 5.01    Anti-dilution. In the event that the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on the outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination as the case may be.

       Section 5.02    Consent of Holder to Sell Capital Stock. Except for the Standby Equity Distribution Agreement dated the date hereof between the Company and Cornell Capital Partners, LP. so long as any of the principal of or interest on this Debenture remains unpaid and unconverted, the Company shall not, without the prior consent of the Holder, issue or sell (i)any Common Stock or Preferred Stock without consideration or for a consideration per share less than its fair market value determined immediately prior to its issuance, (ii)issue or sell any Preferred Stock, warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock's fair market value determined immediately prior to its issuance, (iii) enter into any security instrument granting the holder a security interest in any and all assets of the Company or (iv) file any registration statement on Form S-8 that registers more than two million five hundred thousand (2,500,000) shares of Common Stock. Notwithstanding the foregoing in the event the Company intends to file any registration statement on Form S-8 that registers two million five hundred thousand (2,500,000) or fewer shares of Common Stock the Company must provide the Investor fifteen (15) business days prior written notice.

ARTICLE VI.

       Section 6.01     Notice. Notices regarding this Debenture shall be sent to the parties at the following addresses, unless a party notifies the other parties, in writing, of a change of address:

If to the Company, to:

                                                            Nettel Holdings Inc.

                                                            610 S.W. Broadway Avenue, Suite 405

                                                            Portland, OR 97205

                                                            Attention: Michael Nguyen

                                                            Telephone: (360) 909-6795

                                                            Facsimile: (503) 296-5606

With a copy to:

                                                            Sichenzia Ross Friedman Ference LLP

                                                            1065 Avenue of the Americas, 21st Floor

                                                            New York, NY 10018

                                                            Attention: Gregory Sichenzia, Esq.

                                                            Telephone: (212) 930-9700

                                                            Facsimile: (212) 930-9725

If to the Holder:

                                                            Cornell Capital Partners, LP

                                                            101 Hudson Street, Suite 3700

                                                            Jersey City, NJ 07302

                                                            Telephone:    (201) 985-8300

                                             Facsimile:       (201) 985-8266

With a copy to:

                                                            Butler Gonzalez LLP

                                                            1000 Stuyvesant Avenue - Suite 6

                                                            Union, NJ 07083

                                                            Attention:    David Gonzalez, Esq.

                                                            Telephone:    (908) 810-8588

                                                            Facsimile:       (908) 810-0973

       Section 6.02     Governing Law. This Debenture shall be deemed to be made under and shall be construed in accordance with the laws of the State of Florida without giving effect to the principals of conflict of laws thereof. Each of the parties consents to the jurisdiction of the U.S. District Court sitting in the District of the State of New Jersey or the state courts of the State of New Jersey sitting in Hudson County, New Jersey in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens to the bringing of any such proceeding in such jurisdictions.

       Section 6.03    Severability. The invalidity of any of the provisions of this Debenture shall not invalidate or otherwise affect any of the other provisions of this Debenture, which shall remain in full force and effect.

       Section 6.04    Entire Agreement and Amendments. This Debenture represents the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein. This Debenture may be amended only by an instrument in writing executed by the parties hereto.

       Section 6.05    Counterparts. This Debenture may be executed in multiple counterparts, each of which shall be an original, but all of which shall be deemed to constitute on instrument.

       IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Company as executed this Debenture as of the date first written above.

                                                                                                                                                                        NETTEL HOLDINGS INC.

                                                                                                                                                                        By: /s/ Michael Nguyen

                                                                                                                                                                        Name:    Michael Nguyen

                                                                                                                                                                        Title:    Chief Executive Officer

EXHIBIT "A"

NOTICE OF CONVERSION

(To be executed by the Holder in order to Convert the Note)

TO:

       The undersigned hereby irrevocably elects to convert $____________________ of the principal amount of the above Note into Shares of Common Stock of Nettel Holdings, Inc., according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:                                                            __________________________________________________________________________________________

Applicable Conversion Price:                                        __________________________________________________________________________________________

Amount to be converted:                                              $__________________________________________________________________________________________

Amount of Debenture unconverted:                           $__________________________________________________________________________________________

Conversion Price per share:                                      $__________________________________________________________________________________________

Number of shares of Common Stock to be issued:    ___________________________________________________________________________________________

Please issue the shares of Common Stock in the following name and to the following address:

Issue to:                                                                               _______________________________________________________________________________________

Address:                                                                              _______________________________________________________________________________________

Authorized Signature:                                                     _______________________________________________________________________________________

Name:                                                                                  _______________________________________________________________________________________

Title:                                                                                    _______________________________________________________________________________________

Phone Number:                                                                  _______________________________________________________________________________________

Broker DTC Participant Code:                                       _______________________________________________________________________________________

Account Number:                                                               ________________________________________________________________________________________